SIT MUTUAL FUNDS

                                   BOND FUNDS

                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 2001



                                MONEY MARKET FUND

                         U.S. GOVERNMENT SECURITIES FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND

                                    BOND FUND





                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                          BOND FUNDS SEMI-ANNUAL REPORT
                                TABLE OF CONTENTS


                                                                     PAGE
                                                                     ----

Chairman's Letter                                                      2

Performance Summary                                                    4

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

         Money Market Fund                                             6

         U.S. Government Securities Fund                              10

         Tax-Free Income Fund                                         16

         Minnesota Tax-Free Income Fund                               32

         Bond Fund                                                    44

Notes to Portfolios of Investments                                    48

Statements of Assets and Liabilities                                  49

Statements of Operations                                              50

Statements of Changes in Net Assets                                   52

Notes to Financial Statements                                         54

Financial Hightlights                                                 58

List of Directors and Officers                                        63

A Look at Sit Mutual Funds                                            64



         This document must be preceded or accompanied by a Prospectus.

[PHOTO]  SIT MUTUAL FUNDS
         SIX MONTHS ENDED SEPTEMBER 30, 2001
         -----------------------------------------------------------------------
         CHAIRMAN'S LETTER


Dear fellow shareholders:

The ramifications of the terrorist attacks on Washington and New York City on September 11th are playing out in financial markets, economies, and geopolitical regions around the world. Perceived risks have risen as a result of the attacks and will take time to abate. The performance of financial markets reflects not only a psychological response to the tragic events, but also a reassessment of the economic outlook.

ECONOMIC OVERVIEW
The U.S. economy was showing signs of improvement prior to the September 11th terrorist attacks. The aggressive monetary and fiscal stimulus measures that had commenced in January seemed to be taking hold. The attacks were an external "shock," however, that has tipped the economy into a moderate recession that could last into 2002. In the short term, the attacks have had devastating impacts on selected industries, specifically, hotels, airlines and stock brokerage firms, which collectively make up approximately 1% of total GDP. Less severe, but still significant spending reductions have occurred in other consumer discretionary sectors, including restaurants, clothing and jewelry, home furnishings and other durables that comprise about 15% of the total economy. We estimate that the negative impacts of the terrorist attacks in the final three weeks of September subtracted about one percentage point from 3Q01 real GDP, which was reported at -0.4%. Further weakness is likely in 4Q01.

Rising job losses and falling confidence have combined to curb spending in the important consumer sector, which represents approximately two-thirds of GDP. Consumption could weaken further as weak corporate profits induce further layoffs. The October job report showed the biggest drop since May 1980, and we believe the unemployment rate could reach at least 6.0% in this cycle. Rising unemployment has historically been associated with increased personal saving, which could contribute to a further deceleration in consumer spending. While the consumer sector is noted for its resiliency, confidence will hinge importantly on the scale, duration and success of the U.S. military effort underway.

With respect to other sectors of the economy, business capital spending is likely to remain weak due to the unfavorable trend of corporate profits. Residential investment has held up surprisingly well but has decelerated sharply from peak rates of growth seen in late 1998 and could weaken temporarily in the short run. The decline should be tempered, however, by the further ability to finance homes at lower interest rates. Government spending, which accounts for more than 17% of total real GDP will continue to accelerate as military action is pursued and additional stimulus is pumped into the economy.

Talk of budget surpluses has now turned to deficits. The Congressional Budget Office previously projected a surplus of $176 billion in fiscal year 2002 which now has the potential to be a deficit of at least $25 billion, a swing of roughly $200 billion, or 2% of GDP. In rough terms, the weaker economy would represent $80 billion of the change through lower tax receipts. Approved spending for cleanup, rebuilding and airline relief represents $60 billion, and a new economic stimulus package would comprise another $60 billion. Democrats are promoting additional spending, while President Bush is focusing on tax cuts. With the massive degree of monetary and fiscal stimulus already in place, we believe the economy should rebound to a normal rate of growth by the second half of 2002. While interest rates are likely to remain low over the near term, the eventual recovery of the economy and the change in the government's funding requirements will put upward pressure on interest rates longer term.

Inflation risks appear minimal over the balance of the year and into the first half of 2002. We expect Consumer Price Index gains to slow to around +2.0% compared to the current level of +2.7%. The tame inflation outlook was one factor supporting the Federal Reserve's actions to aggressively reduce interest rates since the attacks, with 50 basis point reductions in the federal funds rate and the discount rate occurring in both September and October. The trade-weighted U.S. dollar exchange rate eased slightly again during September and is +2.7% higher than a year ago, the smallest rate of gain in the past 14 months. The slowing U.S.

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growth rate in combination with a rapidly deteriorating fiscal position will add further pressure on the dollar.

If the military initiatives achieve early success, the economy should rebound sharply. If military actions do not go well, economic weakness could be prolonged. Political leaders have warned that the campaign could be long in duration and uncertainties could cause economic and financial market reverberations for months to come. Remember, however, that the economic, financial, political, social, cultural and educational foundations of the United States are unbroken. Consumer confidence will improve, pent-up demand will need to be satiated, and corporate profits will recover.

STRATEGY SUMMARY
Investors saw a "flight to quality" when financial markets re-opened following the September 11th attacks. The Federal Reserve moved forcefully in the weeks following to provide liquidity and to deal with the disruption of payment transfers by reducing short-term interest rates further in two separate actions. The Federal Reserve has lowered short-term interest rates a total of 4.00% in a series of nine moves since the beginning of the year. In the statements accompanying each of the last three interest rate reductions, the FOMC stated that "the risks are weighted mainly toward conditions that may generate economic weakness in the foreseeable future," leaving the door open for additional reductions at the November 6th and December 11th meetings.

While short-term yields have declined dramatically since the beginning of the year, long-term yields have not declined as much. Nonetheless, interest rates are at or near historical lows. The federal funds target rate and the discount rate, now at 2.50% and 2.00%, respectively, are below those that occurred in the business cycle trough of 1993 and approximate the lowest levels since 1962. The inflation-adjusted federal funds rate is now approximately zero versus a 40-year average of +2.1%. In taxable fixed- income portfolios, we continue to overweight asset-backed and high quality corporate securities that provide a strong yield advantage over Treasuries. The corporates have a weighted average credit quality of "A," while the asset-backeds are all "AAA"-rated. Portfolios continue to hold very few Treasuries due to their low absolute yields and the historically wide yield advantage provided by other fixed- income sectors. Portfolio durations remain modestly shorter than their respective benchmarks as we believe interest rates are near their low point for the current cycle.

Municipal bond yields have declined less than Treasury yields since the beginning of the year. Since September 11th, demand has been mixed as retail buyers remained a presence while property and casualty companies and mutual funds have sought to increase liquidity. Intermediate-maturity yields were more stable while shorter-term yields continued to decline in response to the Fed's aggressive easing. The absolute yield levels offered by "A"-rated municipal securities are now approximately the same or higher than yields offered by comparable duration Treasury securities, suggesting that municipals are cheaply valued on a relative basis. The issuance calendar suggests an increase in municipal supply during the fourth quarter. Among revenue bond sectors, the hospital sector continues to outperform. We continue to look for opportunities to reduce holdings in this sector and in lower rated credits as incremental yields narrow. With yields near historical lows, we remain focused on municipals in the 2- to 10-year maturity range and on callable bonds that provide incremental yield.

We believe our continued focus on high current income and relative stability of principal value will help provide attractive incremental returns for shareholders over the longer term. We appreciate your continued interest in the Sit Mutual Funds and look forward to helping you achieve your long-term investment goals.

With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
SIX MONTHS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - BOND FUNDS

   The Federal Reserve lowered short-term interest rates five more times more during the six-month period in response to continued signs of economic weakness. The Fed made two reductions of 50 basis points each during the spring, followed by two smaller moves of 25 basis points each during the summer as short-term rates approached historical lows. Following the September 11th terrorist attacks, the Fed made an inter-meeting cut of 50 basis points. In total, the Fed has lowered interest rates a total of 4.0% in a series of nine moves since the beginning of the year. The sharp decline in short-term rates contributed to a further steepening of the yield curve. One year Treasury bill yields fell by approximately 1.75% during the period to 2.34% on September 28th and have fallen approximately 3.00% year-to-date. The 5-year Treasury yield, which had been relatively stable around 4.95% during the first half of the year, declined approximately 1.15% during the third quarter to 3.78%. The 30-year Treasury bond yield, which declined -0.33% during the quarter, remains relatively unchanged year-to-date.
   In the taxable market, corporate bonds were the worst performing sector for the period. Lower rated corporates, in particular, were hurt not only by concerns over the slowing economy, but also by the flight to quality by investors that followed the terrorist attacks. High quality asset-backed securities and collateralized mortgage obligations (CMOs) outperformed, as investors sought out their strong yield advantage over Treasury securities and agency backed mortgage securities. In addition, shorter maturity securities outperformed longer maturity securities in the steepening yield curve environment.
   With the flight-to-quality and the dramatic decline in short to intermediate U.S. Treasury yields, municipal fixed-income indices underperformed taxable bond indices during the period. The hospital sector remained the top-performing sector while industrial revenue bonds also outperformed. The transportation sector underperformed, hurt by concerns of a prolonged reduction in air travel. Housing bonds also underperformed the rally due to their more stable price characteristics. Shorter-duration municipals benefited from the steepening yield curve, although less so than Treasury securities. Municipal yields ended the period near historical lows.

                                          1992           1993
                                        -------------------------------
SIT MONEY MARKET FUND(1)                   --            0.46%(2)
-----------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND           5.43%          7.34
-----------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                  7.71          10.42
-----------------------------------------------------------------------
SIT MINNESOTA TAX-FREE
    INCOME FUND                            --            1.60(2)
-----------------------------------------------------------------------
SIT BOND FUND                              --            0.34(2)
-----------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL                 --            0.53(2)
LEHMAN INTER. GOVERNMENT BOND INDEX       6.93           8.17
LEHMAN 5-YEAR MUNICIPAL BOND INDEX        7.62           8.73
LEHMAN AGGREGATE BOND INDEX                --            0.54(2)

                                         NASDAQ
                                         SYMBOL        INCEPTION
                                         ------        ---------
SIT MONEY MARKET FUND                     SNIXX        11/01/93
-----------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND           SNGVX        06/02/87
-----------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                  SNTIX        09/29/88
-----------------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND        SMTFX        12/01/93
-----------------------------------------------------------------------
SIT BOND FUND                             SIBOX        12/01/93
-----------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL                             11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                    05/31/87
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                     09/30/88
LEHMAN AGGREGATE BOND INDEX                            11/30/93


(1) Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93.
(2) Period from Fund inception through calendar year-end.
(3) Based on the last 12 monthly distributions of net investment income and average NAV as of 9/30/01.
(4) Figure represents 7-day compound effective yield. The 7-day simple yield as of 9/30/01 was 2.84%.
(5) For individuals in the 27%, 30%, 35%, and 38.6% federal tax brackets, the federal tax equivalent yields are 6.62%, 6.90%, 7.43% and 7.87%, respectively (Income subject to state tax, if any).

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
    TOTAL RETURN - CALENDAR YEAR
                                                                                  YIELD
                                                                       YTD        AS OF   DISTRIBUTION
    1994      1995     1996     1997     1998      1999      2000      2001      9/30/01     RATE(3)
----------------------------------------------------------------------------    ----------------------
    3.84%     5.58%    5.08%    5.22%    5.17%     4.79%     6.03%     3.17%      2.88%(4)
-------------------------------------------------------------------------------------------------------
    1.77     11.50     4.99     8.19     6.52      1.37      9.15      7.58       5.34        5.95%
-------------------------------------------------------------------------------------------------------
   -0.63     12.86     5.69     9.87     6.29     -4.01      8.32      6.14       4.83(5)     5.07
-------------------------------------------------------------------------------------------------------

    0.63     11.90     5.89     8.19     6.14     -3.82      8.09      5.79       5.04(6)     5.06
-------------------------------------------------------------------------------------------------------
   -1.31     16.83     4.25     9.44     6.52     -0.34      9.25      7.74       5.84        6.72
-------------------------------------------------------------------------------------------------------

    4.47      5.98     5.27     5.32     5.01      4.88      6.16      2.98
   -1.75     14.41     4.06     7.72     8.49      0.49     10.47      8.57
   -1.28     11.65     4.22     6.38     5.84      0.74      7.72      6.70
   -2.92     18.47     3.63     9.65     8.69     -0.82     11.63      8.39

                                                        AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                          PERIODS ENDED SEPTEMBER 30, 2001
            TOTAL RETURN                      ---------------------------------------------------------
      QUARTER       SIX MONTHS                                                               SINCE
   ENDED 9/30/01   ENDED 9/30/01               1 YEAR         5 YEARS        10 YEARS      INCEPTION
       0.79%           1.82%                    4.74%          5.13%            --           4.97%
-------------------------------------------------------------------------------------------------------
       3.17            4.82                    11.26           6.98            6.76%         7.82
-------------------------------------------------------------------------------------------------------
       2.91            3.83                     9.11           5.69            6.40          6.82
-------------------------------------------------------------------------------------------------------
       2.62            3.72                     8.60           5.19             --           5.58
-------------------------------------------------------------------------------------------------------
       3.94            4.52                    11.89           7.12             --           6.59
-------------------------------------------------------------------------------------------------------

       0.78            1.72                     4.59           5.13             --           5.11
       4.97            5.40                    12.87           7.58            7.16          7.92
       2.75            3.76                     9.66           5.86            6.13          6.64
       4.61            5.20                    12.95           8.06             --           7.12


(6) For Minnesota residents in the 27%, 30%, 35% and 38.6% federal tax brackets, the double exempt tax equivalent yields are 7.49%, 7.81%, 8.41% and 8.91%, respectively (Assumes the maximum Minnesota tax bracket of 7.85%).

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

[PHOTO]  SIT MONEY MARKET FUND
         SIX MONTHS ENDED SEPTEMBER 30, 2001
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         PAUL J. JUNGQUIST, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Money Market Fund provided investors with a +0.79% return for the three months ended September 30, 2001, compared to a +0.74% average return for the Lipper Analytical Services, Money Market Fund universe. The Fund's performance ranked 116th of 358 funds in its Lipper peer group category for the third quarter of 2001. For the one year, three year, five year and since inception periods ended September 30, 2001, the Fund's performance ranked 121st of 347 funds, 81st of 285 funds, 60th of 237 funds and 44th of 168 funds, respectively, in its Lipper peer group. As of September 30, 2001, the Fund's 7-day compound yield was 2.88% and its average maturity was 33 days, compared to 3.60% and 29 days, respectively, at June 30, 2001.
   The Federal Reserve Board decreased the federal funds rate by 75 basis points during the past quarter to 3.00%, and by 50 basis points to 2.50% on October 2nd. These moves were in response to continued slowing in the economy, exacerbated by the tragic events of September 11th and their aftermath. Three-month Treasury bill yields decreased over the past quarter, ranging from 3.65% on June 30th to 2.18% by late September, finishing at 2.37% on September 30th. Current yield levels imply that the market is expecting additional easing by the Fed in the fourth quarter of 2001. While some additional easing is possible, it is likely that the Fed is almost done for this cycle. However, short-term rates could remain low for some time, especially if the economy dips into a prolonged recession. As a result, money market fund yields could also remain in the lower end of their historic range for an extended period. The Fund anticipates maintaining an average maturity near 30 days over the near term.
   The Fund has produced competitive returns by focusing on credit research, optimizing average maturity and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. As domestic economic activity weakens from an already slow level in the wake of the events of September 11th, the short-term creditworthiness of top tier commercial paper issuers in economically sensitive industries could be challenged. Many of these issuers have already reduced their dependence on the commercial paper markets by using more long-term and asset-backed financing structures in the past year. However, certain issuers may still experience some liquidity challenges over the coming months and we will increase our vigilance as market conditions warrant. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we hope to add top tier credits in the financial services and consumer non-durable industries to our list of permissible holdings.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.

   An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                                PORTFOLIO SUMMARY

                  Net Asset Value  9/30/01:     $1.00 Per Share
                                   3/31/01:     $1.00 Per Share

                          Total Net Assets:    $98.1 Million


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                      Consumer Loan Finance   11.1
                             Communications   10.9
                        Diversified Finance   10.7
                       Captive Auto Finance   10.7
                  Captive Equipment Finance   10.4
                                     Energy    7.6
                                    Banking    7.4
                         Financial Services    7.1
                      Consumer Non-Durables    7.1
                                  Insurance    6.9
                     Sectors 3.6% and Under    7.2
                    Cash & Other Net Assets    2.9

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                          AVERAGE ANNUAL TOTAL RETURNS*

                     SIT MONEY       3-MONTH         LIPPER
                      MARKET      U.S. TREASURY       MONEY
                       FUND           BILL         MARKET AVG.
                     ---------    -------------    -----------

3 Month**              0.79%          0.78%           0.74%
6 Month**              1.82           1.72            n/a
1 Year                 4.74           4.59            4.50
3 Year                 5.08           5.05            4.81
5 Year                 5.13           5.13            4.89
Inception              4.97           5.11            4.79
  (11/1/93)

                            CUMULATIVE TOTAL RETURNS*

                     SIT MONEY       3-MONTH         LIPPER
                      MARKET      U.S. TREASURY       MONEY
                       FUND           BILL         MARKET AVG.
                     ---------    -------------    -----------

1 Year                 4.74%          4.59%           4.50%
3 Year                16.03          15.92           15.12
5 Year                28.42          28.44           29.96
Inception             46.80          48.36           44.82
  (11/1/93)


*AS OF 9/30/01.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE 3-MONTH U.S. TREASURY BILL. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/93) and held until 9/30/01 would have grown to $14,680 in the Fund or $14,836 in the 3-Month U.S. Treasury Bill assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                    LOWER OF MOODY'S, S&P,
                                                    FITCH OR DUFF & PHELPS
                                                         RATINGS USED.

                                   [PIE CHART]

                              First Tier Securities
                                      100%

                                          First Tier Securities   100%
                                          Second Tier Securities    0%

SIT MONEY MARKET FUND
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------
QUANTITY ($)     NAME OF ISSUER                                MARKET VALUE(1)
------------------------------------------------------------------------------
COMMERCIAL PAPER (106.1%) (2)
   AUTOMOBILE RENTAL (3.6%)
                 Hertz Corp.:
      2,000,000   3.58 %,10/5/2001                                 $1,998,807
      1,500,000   3.49 %,10/10/2001                                 1,498,400
                                                               ---------------
                                                                    3,497,207
                                                               ---------------
   BANKING (7.4%)
                 Associates First Capital Corp.:
      2,000,000   2.42 %,10/29/2001                                 1,995,967
      1,500,000   3.43 %,10/30/2001                                 1,495,570
                 Citicorp:
      1,415,000   2.52 %,11/19/2001                                 1,409,948
      1,400,000   2.52 %,11/20/2001                                 1,394,904
      1,000,000   2.47 %,11/26/2001                                   996,021
                                                               ---------------
                                                                    7,292,410
                                                               ---------------
   CAPTIVE AUTO FINANCE (10.7%)
                 Ford Motor Credit Corp.:
      1,500,000   3.51 %,10/18/2001                                 1,497,221
      2,000,000   3.47 %,10/19/2001                                 1,996,144
                 General Motors Acceptance Corp.:
      2,000,000   3.50 %,10/3/2001                                  1,999,222
      1,500,000   3.49 %,10/12/2001                                 1,498,110
                 Toyota Motor Credit Corp.:
      2,000,000   2.48 %,11/13/2001   (5)                           1,993,800
      1,500,000   2.48 %,11/14/2001   (5)                           1,495,247
                                                               ---------------
                                                                   10,479,744
                                                               ---------------
   CAPTIVE EQUIPMENT FINANCE (10.4%)
                 Caterpillar Financial Services Corp.:
      1,000,000   2.40 %,11/27/2001                                   996,067
      2,214,000   2.40 %,12/11/2001                                 2,203,225
                 IBM Credit Corp.:
      1,500,000   2.57 %,11/6/2001                                  1,495,931
      1,500,000   2.57 %,11/7/2001                                  1,495,824
      1,500,000  John Deere Capital Corp., 2.88%, 11/16/01          1,494,240
                 John Deere Credit, Ltd.:
      2,000,000   2.52 %,11/28/2001                                 1,991,600
        500,000   2.45 %,12/14/2001                                   497,414
                                                               ---------------
                                                                   10,174,301
                                                               ---------------
   COMMUNICATIONS (10.9%)
                 BellSouth Corp.:
      2,630,000   3.42 %,10/15/2001                                 2,626,002
      1,000,000   2.40 %,11/21/2001                                   996,467
                 SBC Communications, Inc.:
      1,380,000   2.40 %,12/13/2001                                 1,373,100
      2,000,000   2.40 %,12/13/2001                                 1,990,000
                 Verizon Global Funding:
      1,745,000   3.46 %,10/12/2001   (5)                           1,742,820
      1,000,000   3.43 %,10/18/2001   (5)                             998,190
      1,000,000   2.42 %,12/14/2001   (5)                             994,891
                                                               ---------------
                                                                   10,721,470
                                                               ---------------

------------------------------------------------------------------------------
QUANTITY ($)     NAME OF ISSUER                                MARKET VALUE(1)
------------------------------------------------------------------------------
   CONSUMER DURABLES (3.6%)
                 American Honda Finance:
      2,000,000   3.45 %,10/9/2001                                  1,998,083
      1,500,000   3.39 %,11/8/2001                                  1,494,350
                                                               ---------------
                                                                    3,492,433
                                                               ---------------
   CONSUMER LOAN FINANCE (11.1%)
                 American Express Credit Corp.:
      2,000,000   3.46 %,10/11/2001                                 1,997,693
      1,500,000   3.39 %,10/26/2001                                 1,496,186
        460,000  American General Financial Corp.,
                  3.45 %,10/29/2001                                   458,677
                 Household Finance Corp.:
      2,000,000   3.41 %,11/9/2001                                  1,992,233
      1,500,000   2.49 %,11/23/2001                                 1,494,294
                 Wells Fargo Financial, Inc.:
      1,500,000   3.46 %,10/1/2001                                  1,499,712
      2,000,000   3.46 %,11/1/2001                                  1,993,657
                                                               ---------------
                                                                   10,932,452
                                                               ---------------
   CONSUMER NON-DURABLES (7.1%)
                 Coca Cola Co.:
      2,000,000   3.41 %,10/23/2001                                 1,995,453
      1,500,000   2.47 %,11/5/2001                                  1,496,192
                 Coca Cola Enterprises:
      2,000,000   2.50 %,10/26/2001   (5)                           1,996,250
      1,500,000   2.43 %,12/19/2001   (5)                           1,491,799
                                                               ---------------
                                                                    6,979,694
                                                               ---------------
   DIVERSIFIED FINANCE (10.7%)
                 CIT Group Holdings, Inc.:
      1,500,000   3.60 %,10/2/2001                                  1,499,550
      2,000,000   3.43 %,10/25/2001                                 1,995,045
                 GE Capital International Funding.:
      1,500,000   3.45 %,10/26/2001   (5)                           1,496,119
      2,000,000   3.54 %,10/31/2001   (5)                           1,993,707
                 General Electric Capital Services:
      2,000,000   3.49 %,10/2/2001                                  1,999,418
      1,500,000   2.86 %,11/15/2001                                 1,494,399
                                                               ---------------
                                                                   10,478,238
                                                               ---------------
   ENERGY (7.6%)
                 Chevron UK Investment:
      2,000,000   3.52 %,10/4/2001                                  1,999,022
      1,500,000   2.45 %,12/17/2001                                 1,491,935
      4,000,000  Exxon Asset Management,
                  3.30 %,10/1/2001    (5)                           3,999,267
                                                               ---------------
                                                                    7,490,224
                                                               ---------------

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------------------------------------------------------------------------------
QUANTITY ($)     NAME OF ISSUER                                MARKET VALUE(1)
------------------------------------------------------------------------------
   FINANCIAL SERVICES (7.1%)
                 Transamerica Finance Corp.:
      2,000,000   3.45 %,10/17/2001                                 1,996,550
      1,500,000   2.52 %,11/26/2001                                 1,493,910
                 UBS Finance Inc.:
      2,500,000   2.49 %,10/22/2001                                 2,496,023
        800,000   2.55 %,11/29/2001                                   796,543
        200,000   2.55 %,12/19/2001                                   198,852
                                                               ---------------
                                                                    6,981,878
                                                               ---------------
   INSURANCE (6.9%)
                 American General Corp.:
      1,300,000   3.44 %,10/22/2001                                 1,297,143
      2,000,000   3.44 %,11/2/2001                                  1,993,502
                 Liberty Mutual Insurance Co.:
      1,500,000   2.55 %,11/30/2001   (5)                           1,493,412
      2,000,000   2.55 %,12/3/2001    (5)                           1,990,792
                                                               ---------------
                                                                    6,774,849
                                                               ---------------
   PRODUCER MANUFACTURING (3.6%)
      1,500,000  Deere & Co., 3.46%, 10/24/01                       1,496,396
      2,000,000  John Deere B.V., 3.44%, 10/16/01                   1,996,751
                                                               ---------------
                                                                    3,493,147
                                                               ---------------
   U.S. GOVERNMENT SECURITIES (5.4%)
      5,256,000  FHLB Disc. Note, 2.85%, 10/1/01                    5,255,168
                                                               ---------------

Total investments in securities
   (cost:  $104,043,215) (7)                                     $104,043,215
                                                               ===============

         See accompanying notes to portfolios of investments on page 48.

[PHOTO]  SIT U.S. GOVERNMENT SECURITIES FUND
         SIX MONTHS ENDED SEPTEMBER 30, 2001
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit U.S. Government Securities Fund provided investors with a +4.8% return for the six months ended September 30, 2001, compared to +5.4% for the Lehman Intermediate Government Bond Index. The Fund ranked #6 out of the 141 funds included in the Lipper(1) U.S. Government Fund universe for the 3-year period ended September 30, 2001. The Fund also holds a 5-star overall rating by Morningstar(2) out of 1,824 funds in the taxable bond category as of September 30, 2001.
   The U.S. Treasury yield curve continued to steepen over the past six months as the Federal Reserve reduced the federal funds rate five more times, totaling 2.0%. The dramatic drop in short-term yields was also fueled by the terrorist attacks of September 11th as investors sought safety in shorter maturity U.S. Treasury securities. However, longer-term Treasury yields were nearly unchanged as a desire for quality was offset by concerns that the aggressive interest rate reductions made by the Fed, combined with increased government spending, might be inflationary. As of September 30, 2001, the 3-month and the 30-year maturity Treasuries were yielding 2.37% and 5.42%, respectively.
   Investment activity for the period primarily included selling U.S. Treasury securities, and using the proceeds combined with contributions to purchase government agency collateralized mortgage obligations (CMO's) that would benefit from declining short-term interest rates. The CMO holdings in the Fund had the highest total return for the six-month period. Longer maturity U.S. Treasury holdings appreciated very little in price and had the lowest return. The Fund's largest holdings are in mortgage pass-through securities backed by loans 10 years and older. These holdings continue to provide the Fund's highest interest income returns.
   Economically, we expect that the recent terrorist attacks have tipped the already weak U.S. economy into recession. However, the Federal Reserve continues to lower short-term rates and the Bush administration and the U.S. Congress are likely to provide $100 billion in additional spending and tax cuts. As a result, we expect an economic rebound in 2002 that mirrors the sharp slowdown in economic activity experienced in 2001. The Fund will continue to focus on government securities that offer high levels of current income and relatively stable prices.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

   Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).


                                PORTFOLIO SUMMARY

                 Net Asset Value  9/30/01:     $10.79 Per Share
                                  3/31/01:     $10.59 Per Share
                         Total Net Assets:    $195.8 Million
                         30-day SEC Yield:       5.34%
               12-Month Distribution Rate:       5.95%
                         Average Maturity:      15.6 Years
                       Effective Duration:       2.5 Years(2)

(1) See next page.
(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                  Collateralized Mortgage Obligations   38.6
                                    GNMA Pass-Through   22.2
                                   FHLMC Pass-Through   15.1
                                    FNMA Pass-Through   14.8
                                        U.S. Treasury    2.2
                                    Taxable Municipal    1.0
                              Cash & Other Net Assets    6.1

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                          AVERAGE ANNUAL TOTAL RETURNS*

                      SIT
                   U.S. GOV'T.       LEHMAN        LIPPER
                   SECURITIES    INTER. GOV'T.   U.S. GOV'T.
                      FUND        BOND INDEX      FUND AVG.
                   -----------   -------------   -----------

3 Month**              3.17%          4.97%          4.96%
6 Month**              4.82           5.40            n/a
1 Year                11.26          12.87          11.98
5 Year                 6.98           7.58           7.14
10 Year                6.76           7.16           6.95
Inception              7.82           7.92           7.53
   (6/2/87)

                            CUMULATIVE TOTAL RETURNS*

                      SIT
                   U.S. GOV'T.       LEHMAN        LIPPER
                   SECURITIES    INTER. GOV'T.   U.S. GOV'T.
                      FUND        BOND INDEX      FUND AVG.
                   -----------   -------------   -----------

1 Year                11.26%         12.87%         11.98%
5 Year                40.10          44.10          41.16
10 Year               92.35          99.75          95.75
Inception            194.22         198.40         183.16
    (6/2/87)


*AS OF 9/30/01.                                                **NOT ANNUALIZED.



(1)Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 9/30/01. Sit U.S. Government Securities Fund rankings for the 3-, 5-, and 10-year periods were 6th of 141 funds, 68th of 119 funds and 26th of 47 funds, respectively.

(2)Morningstar proprietary ratings reflect historical risk-adjusted performance through 9/30/01. These ratings are subject to change monthly and are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive 5 stars, 22.5% receive 4, 35% receive 3, and 22.5% receive 2. In the taxable bond category, Sit U.S. Government Securities Fund received a 5-star rating for the 3-, 5-, and 10-year periods out of 1,824, 1,345 and 423 funds, respectively.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (6/2/87) and held until 9/30/01 would have grown to $29,422 in the Fund or $29,840 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

                                                  The Adviser's estimates of
                                                  the dollar weighted average
                                                  life of the portfolio's
                                                  securities, which may vary
                                                  from their stated maturities.


                                  [BAR CHART]

                            0 - 1 Year         6.1%
                            1 - 5 Years       72.6%
                            5 - 10 Years      18.9%
                            10 - 20 Years      2.4%
                            20+ Years            0%

SIT U.S. GOVERNMENT SECURITIES FUND
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                               MARKET VALUE (1)
------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES (52.1%) (2)
    FEDERAL HOME LOAN MORTGAGE CORPORATION (15.1%):
        35,974  8.50%, 1/1/17                                         $38,280
           200  8.75%, 12/1/01                                            200
       309,605  8.75%, 1/1/17                                         329,821
        84,249  9.00%, 4/1/03                                          85,673
        19,512  9.00%, 10/1/04                                         20,175
       100,031  9.00%, 12/1/05                                        106,719
       276,033  9.00%, 1/1- 2/1/06                                    294,489
       744,881  9.00%, 5/1 - 12/1/09                                  808,599
        69,769  9.00%, 10/1/13                                         75,300
     1,201,102  9.00%, 5/1 - 11/1/16                                1,298,405
     2,359,625  9.00%, 1/1 - 10/1/17                                2,548,937
       391,555  9.00%, 6/1/18                                         422,599
     1,103,404  9.00%, 6/1-10/1/19                                  1,192,842
     1,032,802  9.00%, 9/1/20                                       1,123,397
     3,872,522  9.00%, 5/1 - 8/1/21                                 4,181,628
       210,035  9.25%,  7/1-8/1/08                                    225,166
       220,507  9.25%, 8/1/09                                         228,132
       168,744  9.25%, 7/1/10                                         179,491
       146,419  9.25%, 3/1/11                                         156,569
       261,576  9.25%, 6/1/16                                         282,606
       119,505  9.25%, 3/1/17                                         129,113
     1,383,967  9.25%, 2/1/18                                       1,490,596
     1,452,047  9.25%, 1/1 - 3/1/19                                 1,580,138
       156,723  9.50%, 10/1/05                                        165,779
       174,810  9.50%, 10/1/08                                        189,906
       740,623  9.50%, 2/1 - 6/1/10                                   798,563
       608,591  9.50%, 1/1 - 6/1/11                                   663,163
       567,535  9.50%, 6/1 - 10/1/16                                  627,456
       195,632  9.50%, 6/1 - 9/1/17                                   216,641
       221,173  9.50%, 4/1-12/1/18                                    245,015
       160,264  9.50%, 6/1 - 11/1/19                                  176,699
       587,721  9.50%, 7/1 - 8/1/20                                   648,856
       920,687  9.50%, 8/1/21                                         980,762
       203,465  9.75%, 12/1/08                                        219,285
       243,397  9.75%, 11/1/09                                        262,322
       104,636  9.75%, 6/1/11                                         112,772
     2,085,309  9.75%, 12/1/16                                      2,279,151
       737,548  9.75%, 6/1 - 12/1/17                                  810,144
        22,852  9.85%, 5/1/16                                          25,089
       329,712  10.00%, 11/1/10                                       356,845
       481,077  10.00%, 11/1/11                                       528,311
       733,917  10.00%, 9/1/20                                        813,665
       157,828  10.25%, 6/1/10                                        172,256
       130,623  10.25%, 2/1/17                                        142,564
       119,902  10.29%, 9/1/16                                        131,404
         3,586  10.50%, 4/1/04                                          3,777

------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                               MARKET VALUE (1)
------------------------------------------------------------------------------
       234,588  10.50%, 10/1/13                                       259,457
       493,639  10.50%, 5/1/14                                        541,149
       245,832  10.50%, 1/1/19                                        273,056
       298,695  10.50%, 7/1/20                                        333,475
        55,747  11.00%, 12/1/11                                        62,095
        50,093  11.00%, 2/1/14                                         56,203
        62,689  11.00%, 6/1/15                                         70,730
       102,667  11.00%, 2/1/18                                        115,568
        75,569  11.00%, 5/1/19                                         84,305
        65,724  11.25%, 10/1/09                                        73,007
       335,200  11.25%, 8/1/11                                        375,330
                                                               ---------------
                                                                   29,613,675
                                                               ---------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (14.8%):
       109,289  8.50%, 8/1/06                                         115,362
        18,488  8.875%, 3/1/17                                         20,189
     1,757,125  9.00%, 1/1-5/1/09                                   1,891,987
        75,354  9.00%, 4/1/10                                          81,952
       399,907  9.00%, 11/1/16                                        437,592
     1,251,626  9.00%, 1/1 - 12/1/17                                1,365,457
       554,750  9.00%, 9/1 - 12/15/19                                 604,920
        61,275  9.00%, 9/1/20                                          67,003
     1,091,066  9.00%, 3/1 - 11/1/21                                1,193,905
       418,425  9.00%, 12/1/26                                        456,962
     1,081,807  9.25%, 10/1/09                                      1,169,959
       406,622  9.25%, 7/1/10                                         443,927
        58,064  9.25%, 4/1/12                                          61,769
       311,958  9.25%, 10/1 - 12/1/16                                 339,409
        77,167  9.25%, 3/1/17                                          83,958
        70,883  9.375%, 5/1/16                                         78,174
        75,839  9.50%, 1/1/06                                          78,916
        66,415  9.50%, 9/1/08                                          71,696
       277,501  9.50%, 12/1/09                                        301,964
       105,001  9.50%, 1/1/11                                         114,625
        68,127  9.50%, 10/1/13                                         72,513
        81,442  9.50%, 5/1/14                                          87,918
       889,155  9.50%, 4/1 - 9/1/16                                   979,158
       197,004  9.50%, 9/1/17                                         209,686
       442,160  9.50%, 11/1 - 12/1/18                                 489,762
       699,164  9.50%, 5/1 - 12/1/19                                  775,381
     2,320,906  9.50%, 3/1 - 12/15/20                               2,561,781
       316,254  9.50%, 3/1/21                                         351,028
       969,483  9.50%, 4/1/25                                       1,072,783
       555,631  9.75%, 1/15/13                                        617,932
     2,549,775  9.75%, 1/1 - 10/1/21                                2,811,569
       947,268  9.75%, 4/1/25                                       1,038,147
       390,296  10.00%, 3/1 - 5/1/11                                  423,830
       333,599  10.00%, 6/1/14                                        360,408

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------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                               MARKET VALUE (1)
------------------------------------------------------------------------------
     3,899,432  10.00%, 2/1 - 3/1/15                                4,309,717
       274,150  10.00%, 11/1/16                                       302,935
       383,400  10.00%, 12/1/19                                       420,440
       406,417  10.00%, 1/1 - 2/1/21                                  446,748
     1,705,282  10.25%, 8/15/13                                     1,893,904
       112,020  10.50%, 5/1/09                                        122,657
        27,261  10.75%, 11/1/10                                        29,975
       175,079  11.00%, 10/1/06                                       188,597
         9,324  11.00%, 4/1/14                                         10,448
       141,197  11.00%, 8/1/15                                        158,278
       177,697  11.00%, 7/1/19                                        199,415
                                                               ---------------
                                                                   28,914,736
                                                               ---------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (22.2%) (3):
        53,133  7.50%, 3/15/07                                         55,693
       242,313  7.50%, 5/15/16                                        256,468
         2,610  8.00%, 7/15/03                                          2,670
        83,869  8.00%, 10/15/12                                        89,547
     1,191,457  8.00%, 5/15 - 9/15/16                               1,271,889
        12,385  8.25%, 2/15 - 6/15/02                                  12,569
       349,332  8.25%, 12/15/11                                       373,991
       115,944  8.25%, 1/15/12                                        124,256
       238,050  8.25%, 8/15/15                                        255,508
       150,447  8.50%, 12/15/11                                       162,340
       366,721  8.50%, 1/15/12                                        396,264
       198,319  8.50%, 4/15/15                                        214,864
       485,410  8.50%, 9/15/16                                        526,222
       449,974  8.50%, 1/15/17                                        487,709
        17,409  8.75%, 7/15/02                                         17,729
        45,423  8.75%, 5/15/03                                         47,218
       334,653  8.75%, 5/15 - 11/15/06                                357,372
        99,676  8.75%, 2/15 - 3/15/07                                 106,470
        91,862  8.75%, 11/15/09                                        98,498
       688,664  8.75%, 6/15 - 12/15/11                                734,883
        48,968  9.00%, 10/15/04                                        51,482
       976,029  9.00%, 4/15 - 10/15/06                              1,041,594
       173,154  9.00%, 6/15 - 10/15/07                                186,378
       407,560  9.00%, 9/15 - 12/15/08                                439,250
       703,575  9.00%, 2/15 - 12/15/09                                766,841
       666,896  9.00%, 7/15/10                                        721,421
     1,863,324  9.00%, 5/15 - 10/15/11                              2,027,200
        90,833  9.00%, 1/15/12                                         98,697
        90,180  9.00%, 7/15/13                                         95,619
       546,461  9.00%, 7/15 - 8/15/15                                 596,529
       472,028  9.00%, 5/20 - 12/20/16                                509,890
     4,033,229  9.00%, 1/15 - 8/20/17                               4,411,147
       226,377  9.00%, 5/15/18                                        240,011
     1,410,426  9.00%, 12/15/19                                     1,542,946

------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                               MARKET VALUE (1)
------------------------------------------------------------------------------
        59,597  9.00%, 7/20 - 10/20/21                                 64,875
       272,962  9.10%, 5/15/18                                        299,748
        39,158  9.25%, 4/15/03                                         40,854
       104,358  9.25%, 3/15/05                                        111,932
       301,308  9.25%, 11/15/09                                       331,878
       339,537  9.25%, 1/15 - 11/15/10                                375,196
       219,701  9.25%, 11/15/11                                       242,774
        68,682  9.25%, 4/15/12                                         75,870
       251,464  9.25%, 5/15 - 10/15/16                                276,087
       408,212  9.25%, 2/20 - 11/20/17                                447,317
        24,186  9.50%, 1/20 - 3/15/05                                  26,023
        78,921  9.50%, 1/15/06                                         85,010
     1,781,471  9.50%, 6/15 - 11/15/09                              1,957,399
       839,602  9.50%, 1/15 - 11/15/10                                927,268
       306,098  9.50%, 1/15 - 3/15/11                                 340,274
       630,832  9.50%, 3/20 - 11/20/16                                700,174
     1,339,434  9.50%, 1/15 - 12/20/17                              1,474,597
     3,095,746  9.50%, 4/15 - 9/20/18                               3,428,426
       852,824  9.50%, 1/15 - 12/15/19                                946,108
       127,735  9.50%, 1/15 - 10/15/20                                141,898
       296,651  9.50%, 1/15 - 8/15/21                                 329,411
     1,402,841  9.50%,  8/15/22                                     1,557,716
        22,981  9.75%, 11/15/02                                        23,499
        60,206  9.75%, 7/15 - 12/15/03                                 63,045
        13,010  9.75%, 3/15/04                                         13,859
       405,057  9.75%, 6/15 - 9/15/05                                 435,989
       150,601  9.75%, 1/15 - 2/15/06                                 164,016
       308,262  9.75%, 8/15 - 9/15/09                                 344,083
       920,085  9.75%, 8/15 - 12/15/10                              1,027,492
       700,201  9.75%,  1/15/11                                       782,381
       937,841  9.75%, 10/15 - 12/15/12                             1,052,966
        34,672  9.75%, 4/15/18                                         38,537
        20,940  10.00%, 8/15/02                                        21,434
        45,484  10.00%, 11/15/03                                       47,716
        47,786  10.00%, 5/15/04                                        51,027
       445,669  10.00%, 7/15/05                                       482,171
        53,919  10.00%, 1/15/06                                        58,911
       124,534  10.00%, 11/15/08                                      136,441
        25,763  10.00%, 5/15 - 11/15/09                                28,318
       664,026  10.00%, 6/15 - 11/15/10                               733,507
        51,777  10.00%, 1/15/11                                        57,488
       161,379  10.00%, 10/15/15                                      179,507
        39,853  10.00%, 3/20/16                                        45,204
       158,514  10.00%, 11/15/17                                      176,721
        20,845  10.00%, 10/15/18                                       23,260
       760,967  10.00%, 2/15 - 11/15/19                               857,318
       116,890  10.00%, 1/15 - 12/15/20                               130,619
       139,002  10.00%, 6/15/21                                       155,416

        See accompanying notes to portfolios of investments on page 48.

SIT U.S. GOVERNMENT SECURITIES FUND
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                               MARKET VALUE (1)
------------------------------------------------------------------------------
        26,386  10.25%, 12/15/02                                       27,035
        49,017  10.25%, 5/15 - 8/15/04                                 52,470
       124,458  10.25%, 7/15/05                                       135,040
        78,564  10.25%, 5/15/09                                        86,969
       186,151  10.25%, 1/15 - 7/15/12                                209,187
        16,657  10.50%, 12/15/02                                       17,085
       119,973  10.50%, 6/15/09                                       133,422
        63,154  10.50%, 7/15/10                                        70,498
       131,129  10.50%, 8/15 - 11/15/15                               147,476
        99,086  10.50%, 3/15 - 12/15/16                               111,591
        93,838  10.50%, 8/20/17                                       102,665
       117,786  10.50%, 11/15/18                                      132,937
       270,489  10.50%, 6/15/19                                       303,539
        16,686  10.75%, 9/15/03                                        17,601
        50,787  10.75%, 9/15/05                                        55,423
        53,798  10.75%, 8/15/06                                        59,350
        19,874  10.75%, 1/15/10                                        22,315
        35,611  10.75%, 7/15 - 8/15/11                                 40,116
        74,776  11.00%, 6/15/04                                        80,627
       283,292  11.00%, 1/15 - 6/15/10                                317,904
        15,997  11.00%, 7/15/13                                        18,002
       149,682  11.25%, 9/15 - 10/15/05                               164,287
       275,044  11.25%, 6/15 - 9/15/10                                311,723
     1,006,946  11.25%, 2/15 - 11/15/11                             1,146,045
        51,457  11.75%, 5/15 - 6/15/04                                 55,887
                                                               ---------------
                                                                   43,452,119
                                                               ---------------

Total mortgage pass-through securities                            101,980,530
                                                               ---------------
    (cost: $98,920,958)

TAXABLE MUNICIPAL SECURITIES (1.0%) (2)
       165,000  Alabama Hsg. Fin. Auth. Multifamily
                  Series 1999B, 5.70%, 9/1/03                         168,993
       280,000  Bernalillo Multifamily Rev. Series
                  1998A, 7.50%, 9/20/20                               299,519
        75,000  California Comm. Dev. Auth. Rev.
                  Series 2000, 7.50%, 5/20/04                          78,262
       110,000  Cuyahoga County Multifamily Rev.
                  Series 2000B, 7.00%, 1/20/08                        118,202
       135,000  Dakota Multifamily Rev. Series
                  1999A, 6.50%, 12/20/05                              142,976
       525,000  Maplewood Multifamily Rev.
                  Series 1998B, 6.75%, 7/20/15                        557,209
       195,000  Metro Govt. (TN) Series 2001 - A2,
                  7.00%, 6/20/04                                      201,546
       418,000  Nortex Multifamily Rev. Series
                  1999T, 6.50%, 3/20/06                               437,734
                                                               ---------------
Total taxable municipal securities                                  2,004,441
                                                               ---------------
    (cost: $1,902,711)

------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                               MARKET VALUE (1)
------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (2.2%) (2)
    12,000,000  U.S. Treasury Strip, zero coupon,
                  5.78% effective yield, 2/15/19                    4,275,228
                                                               ---------------
    (cost: $4,458,345)

COLLATERALIZED MORTGAGE OBLIGATIONS (38.6%) (2)
                Federal Home Loan Mtg. Corp.:
     5,000,000    2340-EC, 6.00%, 3/15/25                           5,072,400
     5,298,761    2106-C, 6.00%, 2/15/27                            5,365,949
    10,000,000    2125-OE, 6.25%, 1/15/24                          10,322,200
     5,000,000    2357-AK, 6.50%, 9/15/31                           5,087,375
       324,844    1006-C, 9.15%, 10/15/20                             342,843
                Federal National Mtg. Association:
    10,000,000    1998-46E, 6.00%, 8/18/28                          9,903,500
     3,496,639    1991-109Z, 8.50%, 9/25/21                         3,812,914
     1,290,517    1990-117E, 8.95%, 10/25/20                        1,373,643
     1,091,501    1990-49G, 9.00%, 5/25/20                          1,160,267
       802,197    1990-116H, 9.00%, 10/25/20                          856,993
     1,124,706    1990-45J, 9.50%, 5/25/20                          1,210,182
     1,857,323    1990-129J, 9.50%, 11/25/20                        2,003,152
                             Vendee Mortgage Trust:
     5,100,000    Series 1999-1 3B, 6.50%, 2/15/20                  5,356,693
     5,959,816    Series 1992-2 1F, 7.00%, 2/15/18                  6,045,340
     3,205,000    Series 2000-3 2B, 7.50%, 4/15/08                  3,420,853
     5,500,000    Series 2000-3 2D, 7.50%, 11/15/14                 5,918,870
     6,775,000    Series 1997-2 E, 7.50%, 5/15/24                   7,252,885
     1,045,000    Series 1992-1 2K, 7.75%, 5/15/08                  1,101,327
                                                               ---------------

Total collateralized mortgage obligations                          75,607,386
                                                               ---------------
    (cost: $73,184,759)

SHORT-TERM SECURITIES (5.3%) (2)
     1,849,497  Dreyfus Cash Mgmt. Fund, 3.42%                      1,849,497
     8,500,000  U.S. Treasury Bill, 2.05%, 11/29/01                 8,467,963
                                                               ---------------

Total short-term securities                                        10,317,460
                                                               ---------------
    (cost: $10,319,971)

Total investments in securities
    (cost: $188,786,744) (7)                                     $194,185,045
                                                               ===============

        See accompanying notes to portfolios of investments on page 48.

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                                                                              15
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[PHOTO]  SIT TAX-FREE INCOME FUND
         SIX MONTHS ENDED SEPTEMBER 30, 2001
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         DEBRA A. SIT, CFA, SENIOR PORTFOLIO MANAGER

   Municipal bond prices rose sharply during the second half of 2000, while the Federal Reserve maintained a stable federal funds target rate of 6.50%. The Federal Reserve shifted to a more accommodative policy beginning in 2001 and, after nine easing moves, the federal funds rate is currently at 2.50%. Despite lower short-term rates, bond prices have remained in a narrow range this year. The Bond Buyer Index of long-term, high-grade bonds yielded 5.22% on September 30th, compared with 5.58% on June 29th and 5.47% on December 29, 2000. The Fund's return was +2.9% for the quarter, which compares with an average return of +2.6% for the Lipper(1) municipal fund universe, and it ranked 60th out of 283 general municipal funds for the 3-month period.
   During the latest quarter and first nine months of 2001, the portfolio's major sector holdings earned returns close to the Lehman 5-Year Muni Bond Index return, except for the multi-family and single-family housing sectors, which underperformed the Index by approximately -2% and -5%, respectively. The Fund's holdings in other revenue, hospital/health care, closed-end mutual funds, and escrowed bonds earned incremental returns of about +1.5%, +3%, +5%, and +8%, respectively, above the Index for the first nine months of 2001. Lower quality issues outperformed higher-grade issues as investors reached for yield.
   Long-term municipal bond yields declined by about -0.75% in 2000, and the Fund benefited then by maintaining a longer duration in the range of 7.2 to 8.2 years. With interest rates lower in 2001 and in a more stable trading range, intermediate municipals are earning higher total returns than long-term bonds. This year the Fund has also benefited from the shortening of its duration through the sale of longer-duration bonds and reinvestment primarily in intermediate-duration bonds. As of September 30, 2001, the portfolio's duration had been shortened by about two years from its level on December 31, 2000. We intend to further shorten the portfolio's duration this year because we expect bond yields to rise in 2002 as an economic recovery unfolds.
   We expect improved economic conditions during the first half of 2002. The September 11th tragedy is expected to produce a recession during the second half of this year, but government actions are expected to cushion the magnitude of the slowdown. In the near term, bond prices are expected to remain relatively stable, and we plan to focus the investment of new cash flows in the 3- to 12-year maturity range, while continuing to sell longer-term maturities and take advantage of narrowing yield spreads on lower rated credits.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

   Such municipal securities generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.


                                PORTFOLIO SUMMARY

                   Net Asset Value  9/30/01:     $10.03 Per Share
                                    3/31/01:      $9.90 Per Share
                           Total Net Assets:    $464.0 Million
                           30-day SEC Yield:       4.83%
                       Tax Equivalent Yield:       7.87%(2)
                 12-Month Distribution Rate:       5.07%
                           Average Maturity:      14.1 Years
            Duration to Estimated Avg. Life:       5.5 Years(3)
                           Implied Duration:       5.6 Years(3)

(1) See next page
(2) For individuals in the 38.6% federal tax bracket.
(3) See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Multifamily Mortgage Revenue  29.6
                        Hospital/Health Care Revenue  20.3
                                       Other Revenue  18.0
                      Single Family Mortgage Revenue   8.0
                             Closed-End Mutual Funds   5.3
                              Education/Student Loan   4.2
                              Sectors 2.6% and Under   7.9
                             Cash & Other Net Assets   6.7

16
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                          AVERAGE ANNUAL TOTAL RETURNS*

                         SIT                        LIPPER
                      TAX-FREE       LEHMAN         GENERAL
                       INCOME     5-YEAR MUNI.    MUNI. BOND
                        FUND       BOND INDEX      FUND AVG.
                      --------    ------------    ----------

3 Month**               2.91%         2.75%          2.58%
6 Month**               3.83          3.76            n/a
1 Year                  9.11          9.66           9.54
5 Year                  5.69          5.86           5.50
10 Year                 6.40          6.13           6.35
Inception               6.82          6.64           6.97
   (9/29/88)

                            CUMULATIVE TOTAL RETURNS*

                         SIT                        LIPPER
                      TAX-FREE       LEHMAN         GENERAL
                       INCOME     5-YEAR MUNI.    MUNI. BOND
                        FUND       BOND INDEX      FUND AVG.
                      --------    ------------    ----------

1 Year                  9.11%         9.66%          9.54%
5 Year                 31.86         32.94          30.72
10 Year                85.97         81.21          85.17
Inception             135.87        130.84         140.20
  (9/29/88)


*AS OF 9/30/01.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNI. BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(1)Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 9/30/01. Sit Tax-Free Income Fund rankings for the 3-, 5-year and 10-year periods were 132nd of 230 funds, 86th of 187 funds and 39th of 83 funds, respectively.

(3) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/29/88) and held until 9/30/01 would have grown to $23,587 in the Fund or $23,084 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                   LOWER OF MOODY'S, S&P,
                                                   FITCH OR DUFF & PHELPS
                                                        RATINGS USED.

                                  [PIE CHART]

                                          A   28.5%
                                         AA   10.3%
                                        AAA   21.9%
               Other Assets and Liabilities    6.7%
                              Less than BBB    3.3%
                                        BBB   29.3%

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (88.0%) (2)
   ALABAMA (0.3%)
         500,000   Montgomery Med. Clinic Board Hlth. Care Fac. Rev. Series 1991, 7.375%, 3/1/06                          $510,625
         900,000   Oxford Public Park and Rec Board Rev. Series 2001 (ACA insured), 6.00%, 12/1/21                         938,646
                                                                                                                      -------------
                                                                                                                         1,449,271
                                                                                                                      -------------
   ALASKA (5.3%)
                   Alaska HFC:
      12,505,000     Gen. Mtg. Rev. 1997 Series A, Zero Coupon, 6.15% Effective Yield on Purchase Date, 12/1/17          4,872,573
       1,990,000     Hsg. Dev. Series 1997A (Multifamily pooled loans), 5.65%, 12/1/20                                   2,031,153
         270,000   AK Industrial Dev. & Export Auth. Rev. Refunding Revolving Fund Series 1993A, 5.60%, 4/1/03             280,398
       1,000,000   Anchorage G.O. Refunding Series 1992 (MBIA insured), 6.00%, 2/1/05                                    1,022,080
                   Northern Tobacco Securitization Corp. Tobacco Settlement Asset-Backed Rev. Series 2001:
       1,050,000     4.60%, 6/1/09                                                                                       1,062,810
       5,300,000     4.75%, 6/1/15                                                                                       5,294,382
       6,000,000     5.375%, 6/1/21                                                                                      6,130,740
                   Palmer Hosp. Rev. Series 1999 (Valley Hosp. Assn. Proj.) (Asset Guaranty insured):
       3,150,000     5.00%, 12/1/08                                                                                      3,287,561
         600,000     5.35%, 12/1/11                                                                                        639,810
                                                                                                                      -------------
                                                                                                                        24,621,507
                                                                                                                      -------------
   ARIZONA (1.6%)
                   Maricopa  Co. Industrial Dev. Auth. Multifamily Hsg. Rev.:
       2,780,000     Senior Series 1995A (Pine Ridge Apts. Proj.), 6.50%, 10/1/25                                        3,186,269
         675,000     Subordinate Series 1995B (Pine Ridge Apts. Proj.), 7.15%, 10/1/25                                     788,225
       1,050,000     Senior Series 2000A (Sun King Apts. Proj.), 6.75%, 11/1/18                                          1,141,455
         500,000   Maricopa Co. Industrial Dev. Auth. Educ. Rev. Series 2000A (Arizona Charter Schools Proj. I),
                     6.50%, 7/1/12                                                                                         541,835
         600,000   Show Low Industrial Dev. Auth. Hosp. Rev. Series 1998A (Navapache Regl. Med. Ctr. Proj.)
                     (ACA insured), 5.125%, 12/1/04                                                                        631,056
       1,050,000   Valley HDC Phoenix Hsg. Rev. 1979 (Roosevelt Plaza) (Section 8), 8.00%, 10/1/20                       1,061,718
                                                                                                                      -------------
                                                                                                                         7,350,558
                                                                                                                      -------------
   ARKANSAS (0.9%)
         149,453   Drew Co. Public Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993-A2 (FNMA backed), 7.90%,
                     8/1/11                                                                                                157,936
          85,867   Jacksonville Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993B, 7.75%, 1/1/11            90,687
          76,640   Lonoke Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding 1993B, 7.375%, 4/1/11                    80,962
       1,445,000   Maumelle HDC First Lien Rev. Refunding 1992 Series A (Section 8), 7.875%, 7/1/09                      1,488,408
                   North Little Rock Hlth. Facs. Bd. Health Care Rev. Series 2001 (Baptist Health Proj.):
         555,000     5.00%, 7/1/06                                                                                         581,740
         585,000     5.00%, 7/1/07                                                                                         611,114
         490,000     5.00%, 7/1/08                                                                                         508,444
         615,000   Saline Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1992, 7.875%, 3/1/11             639,028
                                                                                                                      -------------
                                                                                                                         4,158,319
                                                                                                                      -------------

18
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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   CALIFORNIA (2.1%)
       1,000,000   Bell  Cmty. Hsg. Auth. Rev. Series 1995A (Mobilehomes Park Acquisition Proj.), 6.40%, 10/1/15         1,043,440
       4,330,000   CA HFA Home Mtg. Rev. Series 1999F (MBIA insured), Zero Coupon, 5.50% Effective Yield on
                     Purchase Date, 8/1/17                                                                               1,897,276
       1,000,000   Chula Vista Redev. Agency Refunding Tax Allocation Senior Series 1994A (Bayfront-Town
                     Center Redev. Proj.), 7.625%, 9/1/24                                                                1,145,970
                   Glendale Hosp. Rev. Refunding Series 1994 (Verdugo Hills Hosp. Proj.)(Industrial Indemnity insured):
       1,700,000     7.75%, 1/1/09                                                                                       1,708,619
       1,585,000     8.00%, 1/1/12                                                                                       1,594,779
                   Ridgecrest Refunding Certificates of Participation Series 1999 (Ridgecrest Civic Center Proj.):
         275,000     5.55%, 3/1/09                                                                                         295,991
         290,000     5.65%, 3/1/10                                                                                         313,499
         350,000     6.00%, 3/1/14                                                                                         379,789
                   Tobacco Securitization Auth. of Northern CA Tobacco Settlement Asset-Backed Rev. Series 2001B:
         350,000     4.375%, 6/1/21                                                                                        350,119
       1,250,000     5.00%, 6/1/28                                                                                       1,249,913
                                                                                                                      -------------
                                                                                                                         9,979,395
                                                                                                                      -------------
   COLORADO (3.0%)
       1,940,000   Central Platte Valley Met. Dist. (Denver Co.) G.O. Series 1999 (ACA insured), 5.15%, 12/1/13          1,966,772
       1,910,000   CO E-470 Business Met. Dist. G.O. Series 1999 (ACA insured), 5.00%, 12/1/11                           1,956,222
       1,250,000   CO Hlth. Fac. Auth. Rev. Series 1995 (Covenant Retirement Cmty. Proj.), 6.75%, 12/1/15                1,333,187
                   CO HFA Single Family Program Senior:
       1,270,000     Series 1996B-2, 7.45%, 11/1/27                                                                      1,347,991
         735,000     Series 1997B-3, 6.80%, 11/1/28                                                                        789,669
       1,000,000   CO Hlth. Fac. Auth. Hosp. Rev. Series 1998 (Parkview Med. Ctr., Inc. Proj.), 5.15%, 9/1/13              991,180
       1,000,000   CO Hlth. Fac. Auth. Rev. Series 2000 (Evangelical Lutheran Proj.), 6.25%, 12/1/10                     1,104,170
                   CO Hlth. Fac. Auth. Rev. (Natl. Benevolent Assoc. Proj.):
         165,000     Series 2000, 6.05%, 3/1/07                                                                            173,151
       1,400,000     Series 1998B, 5.25%, 2/1/18                                                                         1,291,486
         400,000   CO Hlth. Fac. Auth. Rev. Series 2000A (Porter Place Proj.) (GNMA collateralized), 5.10%, 1/20/11        420,552
         600,000   Denver Hsg. Corp. Multifamily Rev. Refunding Series 1997A (Section 8), 5.35%, 10/1/12                   604,656
                   Denver Hlth. & Hosp. Auth. Rev Series 2001A:
         200,000     5.00%, 12/1/04                                                                                        205,716
         150,000     5.25%, 12/1/05                                                                                        155,790
         160,000   Thornton Single Family Mtg. Rev. Refunding 1992 Series A, 8.05%, 8/1/09                                 164,810
         135,000   Vail Single Family Mtg. Rev. Refunding Series 1992, 8.125%, 6/1/10                                      143,073
       1,195,000   Westminster Multifamily Hsg. Rev. Refunding Series 1992 (Ironwood at the Ranch Proj.),
                     7.45%, 12/1/10                                                                                      1,196,350
                                                                                                                      -------------
                                                                                                                        13,844,775
                                                                                                                      -------------
   CONNECTICUT (0.7%)
       1,850,000   Mashantucket Western Pequot Tribe Subordinated Special Rev. Series 1999B, Zero Coupon,
                     5.05% Effective Yield on Purchase Date, 9/1/09                                                      1,224,053
                   Mohegan Tribe of Indians Gaming Auth. Priority Distribution Payment Public Impt.:
       1,000,000     5.50%, 1/1/06                                                                                       1,030,360
         900,000     5.375%, 1/1/11                                                                                        885,456
                                                                                                                      -------------
                                                                                                                         3,139,869
                                                                                                                      -------------

         See accompanying notes to portfolios of investments on page 48.
                                                                              19
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SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   DISTRICT OF COLUMBIA (0.6%)
       1,390,000   District of Columbia HFA Multifamily Hsg. Refunding Rev. Series 1992C (FHA
                     insured) (Chastleton Dev.), 6.95%, 7/1/27                                                           1,431,491
       1,500,000   District of Columbia Tobacco Settlement Financing Corp.
                     Asset-Backed Rev. Series 2001, 6.25%, 5/15/24                                                       1,605,750
                                                                                                                      -------------
                                                                                                                         3,037,241
                                                                                                                      -------------
   FLORIDA (1.0%)
         820,000   Escambia Co. Hlth. Fac. Auth. Rev. Series 1997 (Azalea Trace, Inc. Proj.), 5.60%, 1/1/05                837,097
       1,220,000   FL HFC Hsg. Rev. Refunding Series 2000D2 (Augustine Club Atps. Proj.), 8.25%, 10/1/30                 1,188,585
         600,000   FL HFA Multifamily Gtd. Mtg. Rev. Series 1985VV (Blairstone Proj.) (LOC First Union National Bank)
                     (Mandatory Put 12/1/02), 5.00%, 12/1/07                                                               600,912
         160,000   Jacksonville Hlth. Fac. Auth. Industrial Dev. Rev. (Natl. Benevolent-Cypress Village Proj.)
                     Series 2000, 6.05%, 3/1/07                                                                            168,682
                   Lee Co. Industrial Dev. Auth. Hlth. Care Fac. Rev. Series 1999A (ShellPoint Village Proj.):
         545,000     5.50%, 11/15/08                                                                                       552,848
       1,200,000     5.50%, 11/15/10                                                                                     1,199,064
                                                                                                                      -------------
                                                                                                                         4,547,188
                                                                                                                      -------------
   GEORGIA (2.7%)
         730,000   Cobb Co. HA Multifamily Rev. Refunding Series 1992A  (Signature Place Project), 6.875%, 10/1/17         748,345
                   Conyers Hsg. Auth. Rev. Senior Lien Series 1999A (RHA/Affordable Hsg., Inc. Proj.)
                     (QBE insured), Mandatory Put 10/1/09:
       1,000,000       5.60%, 10/1/39                                                                                    1,039,860
       1,530,000       5.95%, 10/1/39                                                                                    1,625,992
                   Dekalb Co. Hsg. Auth. Multifamily Hsg. Rev. (Regency Woods I & II):
       1,290,000     Senior Series 1996A, 6.375%, 1/1/11                                                                 1,380,119
       1,400,000     Senior Series 1996A, 6.375%, 1/1/16                                                                 1,463,224
       1,295,000     Subordinate Series 1996C, 7.25%, 1/1/26                                                             1,305,127
       3,935,000   Fulton Co. Non-Profit Elderly Rev. Series 1998  (Campbell Stone Buckhead Personal Care Fac. Proj.)
                     (GNMA collateralized), 7.75%, 11/20/39                                                              4,614,024
                   Royston Hosp. Auth. Rev. Refunding Series 1999 (Ty Cobb Healthcare Sys., Inc. Proj.):
         210,000     6.00%, 7/1/04                                                                                         212,825
         200,000     6.125%, 7/1/09                                                                                        197,276
                                                                                                                      -------------
                                                                                                                        12,586,792
                                                                                                                      -------------
   HAWAII (0.3%)
       1,190,000   Honolulu Mtg. Rev. Ref. Series 1996A (Hale-Pauahi Proj.)(FHA insured)
                     (MBIA insured), 6.80%, 7/1/28                                                                       1,263,446
                                                                                                                      -------------
   ILLINOIS (9.5%)
                   Broadview Village of Cook Co. Tax Increment Rev. Series 1999:
         750,000     4.90%, 7/1/06                                                                                         762,930
       1,000,000     5.00%, 7/1/07                                                                                       1,013,400
       1,085,000     5.05%, 7/1/08                                                                                       1,095,676
       2,030,000     5.10%, 7/1/09                                                                                       2,037,328
         750,000   Chicago Res. Mtg. Rev. Refunding Series 1992B (MBIA insured) Zero Coupon, 7.30% Effective
                     Yield on Purchase Date, 10/1/09                                                                       436,995
       1,325,000   Collinsville (City of) Madison Co. Industrial Dev. Rev. Refunding (Drury Inn-Collinsville Proj.)
                     Series 1993, 6.00%, 11/1/04                                                                         1,321,369

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
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QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
       1,380,000   IL DFA Elderly Hsg. Rev. Refunding Series 1995A (Pontiac Towers Proj.)
                     (Section 8), 6.65%, 10/1/09                                                                         1,431,377
                   IL DFA Refunding & New Money Rev. (Cmty. Rehab. Providers Fac. Acquisition Program):
       1,690,000     Series 1997A, 5.80%, 7/1/08                                                                         1,742,931
       5,575,000     Series 1997A, 6.00%, 7/1/15                                                                         5,610,067
       1,200,000     Series 1997C, 5.65%, 7/1/19                                                                         1,105,188
       1,685,000     Series 1998A, 5.70%, 7/1/19                                                                         1,604,272
       1,960,000     Series 1998A, 5.50%, 7/1/12                                                                         1,925,210
       2,000,000   IL Educ. Fac. Auth. Rev. Series 1998 (Augustana College Proj.), 5.00%, 10/1/13                        2,004,680
       2,780,000   IL HDA Elderly Hsg. Rev. Series 1992C (Village Ctr.) (Section 8), 6.85%, 3/1/20                       2,864,123
                   IL HDA Multifamily Hsg. Rev.:
                     Refunding 1991 Series C (Section 8):
         260,000       7.35%, 7/1/11                                                                                       265,608
         100,000       7.40%, 7/1/23                                                                                       102,154
                   IL Hlth. Fac. Auth. Rev.:
                     Refunding Series 1993 (Lutheran Social Svcs. IL):
         525,000       6.00%, 8/15/03                                                                                      538,293
         545,000       6.10%, 8/15/04                                                                                      564,424
         750,000     Refunding Series 1993 (OSF Healthcare System), 5.75%, 11/15/07                                        787,455
       1,000,000     Refunding Series 1994 (Passavant Memorial Area Hospital Assn.), 5.95%, 10/1/11                      1,091,200
         400,000     Refunding Series 1994 (Friendship Village of Schaumberg Proj.), 6.25%, 12/1/04                        408,860
       1,000,000     Refunding Series 1994A (Northwestern Memorial Hosp. Proj.), 5.70%, 8/15/07                          1,067,570
       1,850,000     Refunding Series 1998 (Thorek Hosp. & Med. Ctr. Proj.), 5.25%, 8/15/18                              1,644,465
         915,000     Refunding Series 1999 (Silver Cross Hosp. & Med. Ctrs.), 5.375%, 8/15/15                              895,629
                     Refunding Series 2000 (Riverside Hlth. Sys. Proj.):
         300,000       6.00%, 11/15/03                                                                                     316,077
         250,000       6.10%, 11/15/04                                                                                     267,035
       1,000,000     Refunding Series 2000 (Galesburg Cottage Hosp. Proj.), 6.00%, 5/1/15                                1,063,360
                     Refunding Series 2001 (Decatur Memorial Hospital Proj.):
         350,000       4.20%, 10/1/05                                                                                      355,810
         970,000       4.625%, 10/1/08                                                                                     980,699
       1,600,000   IL Industrial Pollution Control Financing Auth. Rev. Series 1979 (Olin Corp. Proj.), 6.875%, 3/1/04   1,620,720
       1,850,000   Roselle Multifamily Hsg. Rev. Refunding Series 1994A (GNMA collateralized)
                     (Waterbury Apts.)  (FHA insured), 7.00%, 1/1/25                                                     1,963,683
       4,505,000   Southwestern IL Dev. Auth. Local Govt. Prog. Rev. Series 1998-A (City of East St. Louis
                     Tax Increment Financing Proj.), 6.00%, 4/1/10                                                       4,516,848
         590,000   Upper Illinois River Valley Dev. Auth. Rev. Series 2001 (Morris Hosp. Proj.), 6.05%, 12/1/11            608,019
                                                                                                                      -------------
                                                                                                                        44,013,455
                                                                                                                      -------------
   INDIANA (4.9%)
                   Elkhart Co. Hosp. Auth. Rev.:
       2,005,000   Elkhart HFC Multifamily Mtg. Rev. Series 1996A (Section 8 Assisted
                     Proj.) (Stratford Commons), 6.00%, 11/1/10                                                          2,058,574
       1,975,000   IN Bond Bank Special Prgm. Series 1997C (Pittsboro Wastewater Treatment Plant Proj.), 5.70%, 8/1/17   2,047,048
       2,175,000   IN DFA Educ. Fac. Rev. Series 1997 (Park Tudor Fdn. Proj.), 6.00%, 6/1/22                             2,320,616
                   IN Educ. Fac. Auth. Educ. Fac. Rev. Series 1992 (Manchester College Proj.):
         250,000     6.50%, 10/1/05                                                                                        260,260
         305,000     6.60%, 10/1/06                                                                                        317,352

         See accompanying notes to portfolios of investments on page 48.
                                                                              21
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SEPTEMBER 30, 2001
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PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
         250,000       7.00%, 10/1/02                                                                                      254,797
         295,000       7.10%, 10/1/03                                                                                      302,564
         315,000       7.20%, 10/1/04                                                                                      324,642
         390,000       7.30%, 10/1/07                                                                                      401,731
         420,000       7.30%, 10/1/08                                                                                      432,428
       1,850,000     Refunding Series 1998 (Marquette Manor Proj.), 5.00%, 8/15/18                                       1,703,128
       1,000,000     Series 1999D (Charity Obligated Group), 5.50%, 11/15/11                                             1,082,180
         650,000     Series 2001 (Methodist Hospitals, Inc.), 5.00%, 9/15/06                                               680,478
         500,000   IN HFA Single Family Mtg. Rev. Refunding Series 1992A, 6.80%, 1/1/17                                    515,740
                   IN Hlth. Fac. Fin. Auth. Rev. Refunding Series 1998 (Greenwood Village South Proj.):
         260,000     5.00%, 5/15/03                                                                                        261,646
         140,000     5.15%, 5/15/04                                                                                        140,842
         150,000     5.25%, 5/15/06                                                                                        149,873
         170,000     5.35%, 5/15/08                                                                                        168,224
       2,545,000   Indianapolis Econ. Dev. Refunding & Imprv. Rev. Series 1992 (Natl. Benevolent
                     Assn.-Robin Run Village Proj.), 7.25%, 10/1/10                                                      2,622,087
                   Indianapolis Econ. Dev. Rev. (Willowbrook Apts. Proj.):
       1,475,000     Senior Series 1996A, 6.50%, 7/1/16                                                                  1,444,718
       1,295,000     Subordinate Series 1996C, 7.125%, 7/1/26                                                            1,223,866
         715,000   Marion HC Mtg. Rev. Refunding Series 1994 (Hilltop Towers Proj.)(Section 8), 6.90%, 10/1/10             742,084
       1,000,000   Petersburg Pollution Ctrl. Refunding Rev. Series 1993A (Indianapolis Pwr. & Light Proj.)
                     (MBIA insured), 6.10%, 1/1/16                                                                       1,051,320
       2,085,000   St. Joseph Co. Hosp. Auth. Hlth. Fac. Rev. Series 1999 (Madison Center, Inc. Proj.), 5.45%, 2/15/12   2,029,331
                                                                                                                      -------------
                                                                                                                        22,535,529
                                                                                                                      -------------
   IOWA (2.0%)
       1,390,000   IA Fin. Auth. Small Business Dev. Refunding Rev. Series 1992 (University Civic Ctr. Court
                     Assn. Proj.), 7.40%, 3/1/17                                                                         1,442,584
                   IA Fin. Auth. Hlth. Care Fac. Rev. Series 1997 (Natl. Benevolent Assn.- Ramsey Home Proj.):
       1,430,000     6.15%, 5/1/17                                                                                       1,408,793
       2,240,000     6.35%, 5/1/27                                                                                       2,198,202
         640,000   IA Fin. Auth. Mtg. Rev. Refunding Series 2001A (Abbey Healthcare Proj.) (GNMA collateralized),
                     5.95%, 9/20/20 (9)                                                                                    686,285
       1,130,000   IA Fin. Auth. Multifamily Hsg. Rev. Refunding Series 1997A (Kingswood Apts. Proj.)
                     (GNMA-collateralized), 6.15%, 5/1/32                                                                1,189,189
                   IA Fin. Auth Single Family Rev. Series 2000D (GNMA/FNMA Mtg. Backed Securities Proj.):
         525,000     5.65%, 7/1/07                                                                                         556,054
         620,000     5.75%, 7/1/09                                                                                         677,443
       1,190,000   Ottumwa Hosp. Rev. Refunding Series 1993 (Ottumwa Regional Hlth. Ctr.), 6.00%, 10/1/10                1,196,414
                                                                                                                      -------------
                                                                                                                         9,354,964
                                                                                                                      -------------
   KANSAS (0.1%)
         360,000   Kansas City Single Family Mtg. Rev. Series 1982A Zero Coupon, 11.23% Effective Yield on
                     Purchase Date, 11/1/14                                                                                 89,491
                   Newton Hosp. Rev. Refunding Series 1998A (Newton Medical Ctr. Proj.):
         885,000   Olathe & Labette Cos. Mtg. Loan Rev. 1991 Series B (GNMA collateralized) Zero Coupon, 7.56%
                     Effective Yield on Purchase Date, 2/1/23                                                              205,931
                                                                                                                      -------------
                                                                                                                           295,422
                                                                                                                      -------------
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
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QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   LOUISIANA (1.6%)
       5,235,000   Denham Springs/Livingston HMFA Residual Rev. Series 1992C Zero Coupon,
                     7.65% Effective Yield on Purchase Date, 7/10/14                                                     2,045,943
                   East Baton Rouge Single Family Mtg. Rev. Refunding:
       1,415,000     Series 1997C-3 Subordinate Bonds, 5.65%, 10/1/18                                                    1,423,136
       7,200,000     Capital Appreciation Series 2000D1 (GNMA & FNMA collateralized) Zero Coupon,
                       6.46% Effective Yield on Purchase Date, 4/1/34                                                      961,560
       3,705,000   Houma-Terrebonne Public Trust Fin. Auth. Residual Rev. Series 1992C Zero Coupon, 7.60%
                     Effective Yield on Purchase Date, 7/10/14                                                           1,459,548
         150,000   LA HFA Residual Lien Refunding Mtg. Rev. Series 1992, 7.375%, 9/1/13                                    150,998
         500,000   LA PFA Hospital Rev. Refunding Series 1989A (General Health, Inc.) (MBIA insured), 6.50%, 11/1/14       501,575
          82,739   LA PFA Single Family Mtg. Rev. Series 1992 (Lafayette PTFA Mtg. Acquisition), 7.50%, 10/1/15             85,874
         280,000   New Orleans HDC First Lien Rev. Refunding Series 1996A (Tivoli Place Apts. Proj.) (Section 8),
                     6.40%, 12/1/04                                                                                        284,455
         400,000   Orleans Levee Dist. Rev. Series 1995A (Tr. Rcpts.) (FSA insured), 5.95%, 11/1/14                        434,256
                                                                                                                      -------------
                                                                                                                         7,347,345
                                                                                                                      -------------
   MAINE (0.2%)
       1,000,000   South Berwick Educ. Rev. Series 1998 (Berwick Academy Issue), 5.25%, 8/1/13                             992,970
                                                                                                                      -------------
   MARYLAND (0.1%)
         470,000   MD Econ. Dev. Corp. Student Hsg. Rev. Series 1999A (Collegiate Hsg. Fdn. -
                     University Courtyard Proj.), 5.20%, 6/1/07                                                            471,565
                                                                                                                      -------------
   MASSACHUSETTS (1.3%)
         925,000   MA Dev. Finance Agency Rev. Series 1999 (Eastern Nazarene College Issue), 5.625%, 4/1/19                829,975
                   MA Hlth. & Educ. Fac. Auth. Rev.:
         500,000     Series 1994B (Holyoke Hosp. Proj.), 6.25%, 7/1/04                                                     506,490
         200,000     Series 1998A (Vinfen Corp. Proj.) (ACA insured), 5.10%, 11/15/11                                      205,872
       1,315,000     Series 1998B (Cape Cod Hlth. Care Proj.), 5.25%, 11/15/13                                           1,250,881
       1,000,000     Series 1998C (Milford-Whitinsville Regional Hosp. Issue), 5.75%, 7/15/13                              940,330
       1,815,000   MA HFA Hsg. Projs. Rev. Series 1993A, 6.375%, 4/1/21                                                  1,877,527
         225,000   MA Industrial Finance Agency Resource Recovery Rev. Refunding Series 1992A
                     (Ogden Haverhill Associates Proj.), 4.95%, 12/1/06                                                    230,177
                                                                                                                      -------------
                                                                                                                         5,841,252
                                                                                                                      -------------
   MICHIGAN (1.6%)
                   John Tolfree Hlth. System, Mtg. Rev. & Refunding Series 1999:
         295,000     5.25%, 9/15/04                                                                                        295,266
         395,000     5.30%, 9/15/05                                                                                        392,433
         665,000   MI Hosp. Fin. Auth. Hosp. Rev. and Refunding Series 1998 (Chelsea Cmty. Hosp.
                     Proj.), 5.35%, 5/15/13                                                                                609,300
         700,000   MI State Hosp. Fin. Auth. Rev. Series 1997 (Presbyterian Vlgs. of Mich. Oblig. Group Proj.),
                     6.375%, 1/1/15                                                                                        679,525
       2,095,000   Southfield Econ. Dev. Corp. Ltd. Obligation Rev. Series 1998A (Lawrence Tech. Univ. Proj.),
                     5.25%, 2/1/13                                                                                       2,089,532
                   Summit Academy North Public School Certificates of Participation Series 2001:
         115,000     5.40%, 7/1/03                                                                                         117,183
         130,000     5.60%, 7/1/05                                                                                         133,708
         135,000     5.70%, 7/1/06                                                                                         139,466
         145,000     5.95%, 7/1/07                                                                                         149,872
       2,545,000   Troy City EDC Econ. Dev. Rev. Refunding Series 1992 (Drury Inn-Troy Proj.)
                     (Lincoln Natl. Corp.), 6.75%, 10/1/12                                                               2,681,667
                                                                                                                      -------------
                                                                                                                         7,287,952
                                                                                                                      -------------

         See accompanying notes to portfolios of investments on page 48.
                                                                              23
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SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   MINNESOTA (1.7%)
       3,410,000   Dakota Co. HRA Multifamily Mtg. Rev. Refunding Series 1997A (Park Place
                     Apts. Proj.)(GNMA Collateralized), 6.875%, 2/20/32                                                  3,709,398
         740,000   Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.)(Section 8), 6.375%, 4/1/20        774,758
         818,882   Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                                  841,876
       2,315,000   Plymouth Multifamily Hsg. Dev. Rev. Refunding Series 1996A (GNMA collateralized)
                     (Fox Forest Apts. Proj.), 8.05%, 6/20/31                                                            2,588,564
                                                                                                                      -------------
                                                                                                                         7,914,596
                                                                                                                      -------------
   MISSISSIPPI (0.1%)
         430,000   Lincoln Co. Hosp. Rev. Refunding Series 1998A (Kings Daughter Hosp. Proj.),  5.20%, 4/1/08              451,694
                                                                                                                      -------------

   MISSOURI (1.7%)
       1,000,000   Cameron Industrial Dev. Auth. Rev. Refunding Series 2000 (Cameron Cmnty. Hosp. Proj.)
                     (ACA Insured), 5.80%, 12/1/09                                                                       1,092,170
                   MO Dev. Finance Board Infrastructure Fac. Rev.:
                     Series 2000A (Eastland Ctr. Proj. Phase 1):
       1,450,000       5.75%, 4/1/09                                                                                     1,559,620
         550,000       5.75%, 4/1/12                                                                                       584,650
       1,000,000     Series 2000B (Eastland Ctr. Proj. Phase 2), 6.00%, 4/1/15                                           1,041,640
                   MO Hlth. & Educ. Fac. Auth. Educ. Fac. Rev.:
         850,000     Series 1999 (Park College Proj.), 5.55%, 6/1/09                                                       888,794
         150,000   MO Environmental Impt. & Energy Res. Auth. Water Fac. Rev. Refunding Series 1999 (Tri-Co. Water
                     Auth Proj.) (Asset Guaranty insured), 5.50%, 4/1/07                                                   162,722
       1,040,000   St. Louis Co.  Industrial Dev. Auth. Hsg. Rev. Refunding Series 1995 (South Point Apts. and
                     Hunter's Ridge Apts. Proj.), 7.875%, 1/1/25                                                         1,080,955
          20,000   St. Louis Co. Single Family Res. Mtg. Series 1984 (MBIA insured), 6.75%, 4/1/10                          21,457
                   St. Louis Co. Industrial Dev. Auth. Hlth. Care Fac. Rev. Refunding Series 1999 (Nazareth Living
                     Ctr. Proj.):
         200,000     5.10%, 8/15/07                                                                                        193,422
         200,000     5.15%, 8/15/08                                                                                        191,418
       1,000,000   St. Louis Industrial Dev. Auth. Tax-Exempt Impt. Rev. Series 1998 (St. Louis Zoo Fdn.)(LOC
                     Nationsbank), 5.10%, 8/15/12                                                                        1,036,910
                                                                                                                      -------------
                                                                                                                         7,853,758
                                                                                                                      -------------
   MONTANA (0.2%)
       1,000,000   Crow Finance Auth. Tribal Purpose Revenue Series 1997A, 5.70%, 10/1/27                                  987,570
                                                                                                                      -------------
   NEVADA (1.4%)
       2,500,000   Clark Co. Pollution Ctrl. Rev. Refunding Series 1992B (Nevada Pwr. Co. Proj.)(FGIC insured),
                     6.60%, 6/1/19                                                                                       2,609,425
                   NV Hsg. Dev. SF Mtg. Program:
       1,325,000     Sr. Series 1995A-1, 6.45%, 10/1/18                                                                  1,377,112
       1,005,000     Mezzanine Series 1998B-1, 5.30%, 4/1/16                                                             1,031,703
         400,000     6.00%, 6/1/08                                                                                         414,720
       1,000,000     6.125%, 6/1/12                                                                                      1,025,190
                                                                                                                      -------------
                                                                                                                         6,458,150
                                                                                                                      -------------

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
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QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   NEW HAMPSHIRE (2.5%)
                   NH Higher Educ. & Hlth. Fac. Auth. Rev.:
       1,500,000     Series 1993 (Frisbie Memorial Hosp. Proj.), 6.125%, 10/1/13                                         1,559,760
         620,000     Series 1997 (Catholic Charities Issue), 5.75%, 8/1/12                                                 581,405
       4,930,000   NH HFA Single Family Res. Mtg. 1982 Series A Zero Coupon, 11.75% Effective Yield on
                     Purchase Date, 1/1/14                                                                               1,895,881
                   NH Higher Educ. & Hlth. Fac. Auth. Rev.:
         925,000     Series 1998 (New Hampton School), 5.00%, 10/1/08                                                      936,997
       1,910,000     Series 1998 (River College Proj.), 5.55%, 1/1/18                                                    1,895,293
       4,700,000     Series 1998 (Cheshire Med. Ctr. Proj.), 5.125%, 7/1/18                                              4,563,277
                                                                                                                      -------------
                                                                                                                        11,432,613
                                                                                                                      -------------
   NEW JERSEY (0.0%)
       1,460,000   NJ Hsg. & Mtg. Finance Agy. Multifamily Hsg. Rev. Series 1995A (AMBAC insured), 6.00%, 11/1/14        1,542,709
                                                                                                                      -------------
   NEW MEXICO (0.9%)
         264,000   Hobbs Single Family Mtg. Rev. Refunding Series 1992, 8.75%, 7/1/11                                      280,938
       3,705,000   NM MFA Forward Mortgage-Backed Series 1995E (GNMA collateralized), 6.95%, 1/1/26                      4,031,114
                                                                                                                      -------------
                                                                                                                         4,312,052
                                                                                                                      -------------
   NEW YORK (1.2%)
       1,375,000   Amherst Industrial Dev. Agy. Civic Fac. Rev Series 2001A (Daemen College Proj.), 5.75%, 101/1/11      1,410,764
         170,000   Monroe Co. Industrial Dev. Agy. Student Hsg. Rev. Series 1999A (Collegiate Hsg. Fdn. - Rochester
                     Institute of Technology Proj.), 4.90%, 4/1/09                                                         166,862
       3,750,000   NY Cos. Tobacco Trust II Tobacco Settlement Pass Through Rev. Series 2001, 5.25%, 6/1/25              3,832,763
                                                                                                                      -------------
                                                                                                                         5,410,389
                                                                                                                      -------------
   OHIO (1.6%)
                   Akron Certificates of Participation Series 1996 (Akron Municipal Baseball Stadium Proj.):
       2,780,000     Zero Coupon Convertible, 6.50% Effective Yield on Purchase Date, 12/1/16 (5)                        3,008,294
       1,000,000     Zero Coupon Convertible, 6.15% Effective Yield on Purchase Date, 12/1/07 (5)                        1,100,520
         910,000   Cleveland-Cuyahoga Port. Auth. Dev. Rev. Series 1999A (Port of Cleveland Bond Fund Capital
                     Imprv. Proj.), 5.375%, 5/15/19                                                                        842,969
       1,805,000   Cleveland Public Pwr. System Rev. Series 1991B, 7.00%, 11/15/17                                       1,852,345
         750,000   Columbus School Dist. Energy Conservation Impt. G.O. Series 1994, 4.25%, 8/1/03                         751,050
                                                                                                                      -------------
                                                                                                                         7,555,178
                                                                                                                      -------------
   OKLAHOMA (1.3%)
       1,565,000   Muskogee Co. HFA Single Family Mtg. Rev. Refunding 1990 Series A (FGIC insured) Zero
                     Coupon, 7.65% Effective Yield on Purchase Date, 6/1/11                                                781,342
         725,000   OK Co. Industrial Auth. Hlth. Care Rev. Series 1999 (Natl. Benevolent Assoc. - OK Christian
                     Home Proj.), 5.50%, 2/1/24                                                                            663,999
                   OK Industrial Auth. Hosp. Rev. Bonds Series 1997A (Deaconess Hlth. Care Proj.):
         150,000   Oklahoma City Public Property Auth. Rev. Refunding & Impt. Series 1998 (Oklahoma City Golf System)
                     (Asset Guaranty insured), 5.20%, 10/1/18                                                              150,768
         240,000   Payne Co. Home Loan Auth. Single Family Rev. Refunding Series 1993A, 8.625%, 3/1/11                     248,911
       1,500,000   Tulsa Industrial Auth. Educ. Fac. Rev. Refunding Series 1999B (Holland Hall School Proj.), 5.00%, 12/11,501,890
       2,355,000   Tulsa Public Facilities Auth. Recreational Fac. Rev. Series 1985, 6.20%, 11/1/12                      2,543,235
                                                                                                                      -------------
                                                                                                                         5,890,145
                                                                                                                      -------------

         See accompanying notes to portfolios of investments on page 48.
                                                                              25
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SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   OREGON (0.8%)
       3,705,000   Cow Creek Band Umpqua Tribe of Indians Rev. Series 1998B (AMBAC insured), 5.10%, 7/1/12               3,815,001
                                                                                                                      -------------
   PENNSYLVANIA (7.1%)
       7,400,000   Armstrong Co. Hosp. Auth. Rev. Refunding Series 1992A (St. Francis Med. Ctr. Proj.)
                     (Ambac insured), 6.25%, 6/1/13                                                                      7,715,388
         190,000   Beaver Co. Industrial Dev. Auth. Pollution Ctrl. Rev. Series 1977 (St. Joe Minerals Corp. Proj.),
                      6.00%, 5/1/07                                                                                        190,215
         325,000   Butler Co. Hosp. Auth. Hlth. Care Ctr. Rev. Refunding Series 1993 (St. Francis Med. Ctr. Proj.),
                      5.65%, 5/1/02                                                                                        320,570
         930,000   Chester Co. Hlth. & Educ. Fac. Auth. Rev. Refunding Series 1998, (Tel Hai Obligated Group Proj.),
                      5.00%, 6/1/08                                                                                        908,498
                   Columbia Co. Hosp. Auth. Hlth. Care Rev. Series 1999 (Bloomsburg Hosp. Obligated Group Proj.):
         665,000     5.00%, 6/1/04                                                                                         663,178
         575,000     5.15%, 6/1/07                                                                                         558,825
       1,285,000     5.60%, 6/1/12                                                                                       1,204,906
         810,000     4.75%,  7/1/06                                                                                        773,323
       2,750,000     5.25%, 7/1/12                                                                                       2,492,160
       1,000,000   Hazleton Hlth. Svc. Auth. Hosp. Rev. Series 1997 (Hazleton General Hosp. Proj.), 5.625%, 7/1/17         925,540
                   Horizon Hosp. System Auth. Hosp. Rev. Series 1996 (Horizon Hosp. Sys.):
         600,000     5.95%, 5/15/06                                                                                        620,280
         715,000     6.15%, 5/15/08                                                                                        744,622
         710,000     6.25%, 5/15/09                                                                                        737,640
       1,145,000     6.30%, 5/15/11                                                                                      1,153,519
       1,320,000   New Wilmington Muni. Auth. College Rev. Series 1998 (Westminister College), 5.05%, 3/1/12             1,328,580
                   PA Econ. Dev. Fin. Auth. Rev. Series 1998A (Northwestern. Human Services Proj.):
         700,000     (ACA insured), 4.60%, 6/1/04                                                                          710,864
       2,265,000     5.25%, 6/1/09                                                                                       2,066,880
       2,370,000     5.30%, 6/1/10                                                                                       2,131,886
       2,485,000     5.35%, 6/1/11                                                                                       2,199,076
                   PA Hgr. Educ. Fac. Auth. Hlth. Svcs. Rev. Series 1996A (Allegheny Delaware Valley),
                     (Obligated Group, Inc.)(MBIA insured):
       3,890,000       5.875%, 11/15/16                                                                                  4,122,894
       1,100,000       5.875%, 11/15/21                                                                                  1,149,687
                                                                                                                      -------------
                                                                                                                        32,718,531
                                                                                                                      -------------
   RHODE ISLAND (0.3%)
       1,000,000   RI Econ. Dev. Corp. Rev. Sr. Note Obligation Series 2000 (Providence Place Mall Proj.)
                     (Asset Guaranty insured), 5.75%, 7/1/10                                                             1,088,070
         365,000     Series 1998 (Roger Williams Hosp. Proj.), 5.50%, 7/1/18                                               330,449
                                                                                                                      -------------
                                                                                                                         1,418,519
                                                                                                                      -------------
   SOUTH CAROLINA (1.6%)
                   North Charleston Muni. Golf Course Mtg. Rev. Series 1998:
       1,465,000     5.00%, 5/1/09                                                                                       1,517,418
       2,705,000     5.50%, 5/1/19                                                                                       2,732,970
         840,000   SC Jobs Econ. Dev. Auth. Econ. Dev. & Rev. Refunding Series 1998A
                     (Westminister Presbyterian Ctr. Inc. Project), 5.25%, 11/15/16                                        744,206
       2,200,000   SC Tobacco Settlement Rev. Mgmt. Auth. Asset-Backed Rev. Series 2001B, 6.00%, 5/15/22                 2,310,990
                                                                                                                      -------------
                                                                                                                         7,305,584
                                                                                                                      -------------
   SOUTH DAKOTA (0.5%)
                   SD Hlth. & Educ. Fac. Auth. Rev (Sioux Valley Hosp. & Health Sys. Proj.):
       2,250,000     Series 2001C (LOC US Bank), 4.85%, 11/1/19                                                          2,287,395
         500,000     Series 2001E, 5.00%, 11/1/06                                                                          522,105
                                                                                                                      -------------
                                                                                                                         2,809,500
                                                                                                                      -------------

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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   TENNESSEE (4.0%)
       1,600,000   Metro. Govt. of Nashville & Davidson Cos. Industrial Dev. Board Rev. Refunding,
                     Multifamily Mtg. Rev. 92C (FHA insured) (Picadilly Apts.), 6.95%, 7/1/27                            1,665,568
       1,550,000   Metro. Govt. of Nashville & Davidson Cos. Hlth. & Educ. Series 1998 (Asset Guaranty insured),
                     (Open Arms Dev. Ctrs. Proj.), 5.00%, 8/1/12                                                         1,587,774
                   Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily  Hsg. Rev.:
                     (CME Memphis Apts. Proj.):
       1,850,000       Senior Series 1998A, 5.35%, 1/1/19 (8) (10)                                                         925,000
       7,875,000       Senior Series 1998A, 5.55%, 1/1/29 (8) (10)                                                       3,937,500
       1,630,000       Subordinate Series 1998C, 6.00%, 1/1/29 (8) (10)                                                     81,500
                     (Eastwood Park Apts. Proj.):
       1,000,000       Senior Series 1995 A2, 6.40%, 9/1/25 (8)                                                            744,630
         405,000       Subordinate Series 1995C, 7.50%, 9/1/25 (8) (10)                                                    243,000
                     (Raleigh Forest & Sherwood Apts. Proj.):
       2,670,000       Senior Series 1996A, 6.60%, 1/1/26                                                                2,673,711
         625,000       Subordinate Series 1996C, 7.25%, 1/1/26                                                             611,306
       5,555,000     (Raleigh Woods Apts. Proj.) Series 1997A (GNMA collateralized), 7.75%, 3/20/27                      6,254,986
                                                                                                                      -------------
                                                                                                                        18,724,975
                                                                                                                      -------------
   TEXAS (12.9%)
                   Austin Convention Enterprises, Inc. (Convention Ctr.) Revenue:
       1,850,000     Series 2001A (Convention Center), 6.375%, 1/1/16                                                    1,877,528
         850,000     Series 2001B (ZC Specialty Ins. Co.), 5.75%, 1/1/16                                                   894,778
         855,000   Baytown HFC Single Family Mtg. Rev. Refunding Series 1992B, 8.50%, 9/1/11                               916,415
       1,000,000   Bell Co. Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1998 (Buckner Retirement Services, Inc.
                     Obligated Group, Proj.), 5.00%, 11/15/11                                                            1,001,390
                   Beaumont HA Multifamily Mtg. Rev. Series 1993A (Section 8):
       1,365,000     6.65%, 11/1/07                                                                                      1,403,943
         650,000     6.75%, 11/1/10                                                                                        666,497
                   Bexar Co. HFC Multifamily Hsg. Rev.:
         590,000     Subordinated Series 2000C (Honey Creek Apts. Proj.), 8.00%, 4/1/30                                    580,890
         720,000     Subordinated Series 2001C (American Opportunity Hsg. Colinas Proj.), 7.50%, 1/1/13                    725,861
                   Dallas Hsg. Corp. Capital Program Revenue Bonds:
       1,310,000     Series 1995A (Estell Village Apts.) (Section 8), 7.875%, 12/1/09                                    1,326,074
       1,290,000     Series 1995 (Cedar Glen Apts.) (Section 8), 7.75%, 12/1/09                                          1,305,544
       1,000,000   Dallas HFC Cap. Proj. Refunding 1990 (Section 8), 7.85%, 8/1/13                                       1,011,070
       6,343,000   Dallas HFC Multifamily Mtg. Rev. Series 1998A (GNMA collateralized) (Towne
                     Ctr. Apts. Proj.), 6.75%, 10/20/32                                                                  6,996,646
       1,000,000   Galveston Special Contract Refunding Rev. Series 1998 (Farmland Industries, Inc. Proj.),
                     5.50%, 5/1/15                                                                                         799,620
                   Harris Co. HFC Multifamily Rev. (Windfern Pointe & Waterford Place Projs.):
         635,000     Senior Series 1999A, 5.15%, 7/1/09                                                                    583,705
       2,005,000     Subordinated Series 1999C, 6.60%, 7/1/29                                                            1,735,107
         365,000   Houston HFC Single Family Mtg. Rev. Refunding Series 1996B-1, 8.00%, 6/1/14                             398,251
       1,000,000   Lewisville Combination Contract Special Assessment Rev. Series 2001 (LOC First America Bank)
                     (Castle Hills No. 3 Proj.) Mandatory Put 10/1/06, 4.125%, 5/1/31                                    1,003,660
       1,550,000   Lubbock HFC Multifamily Hsg. Rev. Refunding Series 1992A (Los Colinas, Park Ridge Place &
                     Quail Creek), 7.75%, 1/1/22                                                                         1,606,653

         See accompanying notes to portfolios of investments on page 48.
                                                                              27
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SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                   Midland HFC Single Family Mtg. Rev. Refunding:
         253,866     Series 1992 A-2, 8.45%, 12/1/11                                                                       278,324
         143,809     Series 1992 B2, 8.15%, 12/1/11                                                                        152,575
                   Mesquite Hlth. Fac. Dev. Corp. Retirement Fac. Rev. (Christian Care Ctr. Proj.):
                     Series 1996A:
       1,000,000       6.30%, 2/15/12                                                                                      971,050
       1,000,000       6.40%, 2/15/16                                                                                      969,800
       1,000,000     Series 2000A, 7.00%, 2/15/10                                                                        1,023,400
       7,272,000   Nortex Hsg. Fin. Corp. Multifamily Hsg. Rev. Series 1999 (GNMA collateralized) (Highland Oaks Apts.
                     Proj.), 6.75%, 9/20/32                                                                              8,110,752
         678,377   Odessa HFC Single Family Mtg. Rev. Refunding Series 1992B Class B-2, 8.125%, 11/1/11                    720,605
                   Panhandle Regional HFC Multifamily Hsg.:
                     Senior Series 2000A:
         475,000       Senior Series 2000A, 6.25%, 3/1/10                                                                  497,434
         500,000       Senior Series 2000A, 6.625%, 3/1/20                                                                 522,510
       1,755,000     Subordianate Series 2000C, 8.125%, 3/1/31                                                           1,751,894
         650,000   San Marcos HA Multifamily Mtg. Rev. Series 1993A (FHA insured) (Section 8), 5.80%, 11/1/10              656,799
         440,000       5.60%, 11/15/02                                                                                     450,102
         460,000       5.70%, 11/15/03                                                                                     479,044
         490,000       5.75%, 11/15/04                                                                                     514,088
         515,000       5.80%, 11/15/05                                                                                     545,040
         530,000   Tarrant Co. HFC Multifamily Hsg. Rev. Senior Series 2001A (Westridge Apts. Proj.), 5.50%, 6/1/11        536,302
         500,000   Travis Co. HFC Multifamily Hsg. Rev. Refunding Series 1994 (Travis Station Apts. Proj.),
                     6.50%, 10/1/10                                                                                        526,065
                   TX Affordable Hsg. Corp. Multifamily Hsg. Rev:
       1,400,000       Series 2001A (NHT / GTEX Proj.)(MBIA insured), 4.10%, 10/1/08 (9)                                 1,401,008
         345,000       Series 2001A (Ashton Place & Woodstock Apts. Proj.), 5.50%, 8/1/11                                  346,718
                   TX Dept. Hsg. & Cmnty. Affairs Multifamily Hsg. Rev.:
         850,000     Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.35%, 7/1/16                                   884,986
       3,610,000     Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.45%, 7/1/26                                 3,711,658
         925,000     Subordinated Series 1996C (Harbors & Plumtree Apts. Proj.), 7.375%, 7/1/26                            931,919
       2,965,000     Series 1996A (NHP Foundation - Asmara Apts. Proj.), 6.40%, 1/1/27                                   3,075,950
                   TX Student Hsg. Corp. Senior Series 2001 (Univ. of North Texas Proj.):
         750,000     5.00%, 7/1/07                                                                                         753,293
         350,000     6.00%, 7/1/11                                                                                         349,321
                   Victoria Hosp. Rev. Series 1999 (Citizens Med. Ctr. Proj.):
         870,000     4.80%, 2/15/06                                                                                        866,598
       1,020,000     5.00%, 2/15/08                                                                                      1,014,880
       3,205,000     5.40%, 2/15/12                                                                                      3,141,253
                                                                                                                      -------------
                                                                                                                        60,017,000
                                                                                                                      -------------
   UTAH (1.1%)
         725,000   Eagle Mountain Water & Sewer Rev. Refunding Series 2000 (ACA insured), 5.60%, 11/15/13                  760,061
                   Intermountain Power Agency Power Supply Rev. (AMBAC insured)
       3,245,000   Ogden Neighborhood Dev. Agency Tax Increment Rev. Series 1990A (LOC Sumitomo Bank)
                     Zero Coupon, 5.55% effective Yield on Purchase Date, 12/30/05                                       2,709,867

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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                   Salt Lake Co. College Rev. Series 1999 (Westminister College Proj.):
         120,000     5.15%, 10/1/11                                                                                        121,397
         125,000     5.20%, 10/1/12                                                                                        125,678
         130,000     5.25%, 10/1/13                                                                                        129,999
       1,160,000   UT Hsg. Finance Agy. Multifamily Refunding Rev. Series 1996A (Section 8)
                     (FHA insured), 6.10%, 7/1/22                                                                        1,198,976
                                                                                                                      -------------
                                                                                                                         5,045,978
                                                                                                                      -------------
   VERMONT (0.1%)
         420,000   VT Educ. & Hlth. Bldgs. Financing Agency Rev. Series 1998 (Norwich Univ. Proj.), 5.13%, 7/1/09          424,927
                                                                                                                      -------------

   VIRGINIA (0.9%)
         750,000   Norfolk Refunding & Improvement G.O. Series 1992A, 5.70%, 2/1/04                                        763,035
       2,060,000   Suffolk Redev. & Hsg. Auth. Multifamily Res. Rental Hsg. Rev. Series 1998 (Brook Ridge, LLC Proj.)
                     (ACA insured), 5.25%, 10/1/18                                                                       2,037,175
       1,350,000   Chesterfield Co. Industrial Dev. Auth. Multifamily Hsg. Mtg. Rev. Series 1999
                     (Winchester Greens Townhouses Proj.), 5.40%, 1/1/31                                                 1,351,242
                                                                                                                      -------------
                                                                                                                         4,151,452
                                                                                                                      -------------
   WASHINGTON (2.8%)
         400,000   Grant Co. Public Hosp. Dist. #1 Rev. Series 1998 (Samaritan Hosp. Proj.) (Asset
                     Guaranty insured), 5.25%, 9/1/13                                                                      410,300
       2,315,000   King Co. Hsg. Auth. Pooled Hsg. Refunding Rev. Series 1998A (Asset Guaranty insured), 5.05%, 7/1/13   2,282,544
       2,780,000   Kitsap Co. Consolidated Hsg. Auth. Pooled Hsg. Refunding Rev. Series 1998A, 5.50%, 12/1/18            2,746,334
       2,640,000   Quinault Indian Nation Tax-Exempt Impt. & Refunding Rev. Series 1999A (Quinault Beach Resort Proj.)
                     (ACA Insured), 5.80%, 12/1/15                                                                       2,756,318
       1,000,000   WA HFC Nonprofit Housing Revenue Series 1995A (Judson Park Proj.)(LOC US Bk. Wash.), 6.90%, 7/1/16    1,023,330
                   WA Hlth. Care Fac. Auth. Rev.:
       1,850,000     Series 1996 (Grays Harbor Cmty. Hosp. Proj.)(Asset Guaranty insured), 5.70%, 7/1/16                 1,902,836
       1,515,000     Series 2000 (Grays Harbor Cmty. Hosp. Proj.) (Asset Guaranty insured), 5.85%, 7/1/12                1,641,821
                                                                                                                      -------------
                                                                                                                        12,763,483
                                                                                                                      -------------
   WEST VIRGINIA (0.4%)
       1,850,000   Mason Co. Residual Rev. Series 1992C Zero Coupon, 7.58% Effective Yield on Purchase Date, 7/10/14       731,897
       2,780,000   Ohio Co. Residual Rev. Series 1992C Zero Coupon, 7.43% Effective Yield on Purchase Date, 7/10/14      1,097,266
                                                                                                                      -------------
                                                                                                                         1,829,163
                                                                                                                      -------------
   WISCONSIN (2.8%)
                   WI HEDA Home Ownership Rev.:
       2,550,000     Series 1992A, 7.10%, 3/1/23                                                                         2,615,586
         905,000     Series 1999F, 5.50%, 10/1/17                                                                          933,354
       1,000,000   WI HEDA Hsg. Rev. Series 1993C (MBIA insured)(Section 8), 5.80%, 11/1/13                              1,045,000
                   WI Hlth. & Educ. Fac. Auth. Rev. :
       1,395,000       5.25%, 11/15/04                                                                                   1,425,202
       1,020,000       5.625%, 11/15/09                                                                                  1,033,260
                     Series 1999 (Kenosha Hosp. & Med. Ctr., Inc. Proj.):
         670,000       5.00%, 5/15/06                                                                                      693,738
         705,000       5.10%, 5/15/07                                                                                      729,696
         740,000       5.15%, 5/15/08                                                                                      762,141
         820,000       5.35%, 5/15/10                                                                                      849,167
         865,000       5.45%, 5/15/11                                                                                      895,638

         See accompanying notes to portfolios of investments on page 48.
                                                                              29
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SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                     Series 2001 (Agnesian Healthcare, Inc. Proj.):
         110,000       5.00%, 7/1/04                                                                                       113,770
         125,000       5.00%, 7/1/05                                                                                       129,800
         150,000       5.00%, 7/1/06                                                                                       155,708
         200,000       5.00%, 7/1/07                                                                                       206,546
                     Series 2001 (Froedert & Cmnty Hlth. Oblig.):
       1,000,000       5.00%, 10/1/05                                                                                    1,048,010
         550,000       5.125%, 10/1/06                                                                                     579,618
                                                                                                                      -------------
                                                                                                                        13,216,234
                                                                                                                      -------------

Total municipal bonds (cost:  $409,728,074)                                                                            408,168,016
                                                                                                                      -------------
CLOSED-END MUTUAL FUNDS (5.3%) (2)
         123,000   American Municipal Term Trust III 2003                                                                1,349,310
         340,000   Blackrock Insured Municipal Term Trust 2008                                                           5,321,000
         475,000   Blackrock Municipal Target Term Trust 2006                                                            4,987,500
          10,000   Municipal Advantage Fund, Inc.                                                                          127,500
          27,000   Nuveen Select Tax Free Income Portfolio III                                                             366,660
          50,000   Seligman Select Municipal Fund                                                                          522,500
          74,000   Van Kampen Advantage Municipal Income Trust                                                           1,050,800
          61,600   Van Kampen Advantage Municipal Income Trust II                                                          773,696
          50,000   Van Kampen Investment Grade Municipal Trust                                                             737,500
         300,000   Van Kampen Merritt Municipal Opportunity Trust                                                        4,752,000
         322,200   Van Kampen Merritt Strategic Sector Municipal Trust                                                   4,236,930
          35,000   Van Kampen Value Municipal Income Trust                                                                 469,000
                                                                                                                      -------------

Total closed-end mutual funds (cost:  $24,238,458)                                                                      24,694,396
                                                                                                                      -------------
SHORT-TERM SECURITIES (7.2%) (2)
       2,584,268   Dreyfus Tax-Exempt Cash Management Fund, 2.14%                                                        2,584,268
       5,000,000   Fulton Co. Hsg. Auth. Multifamily Hsg. Rec. Series 1994B (Champions Green Apts.), variable rate,
                     10/1/25                                                                                             5,000,000
       5,000,000   Harris Co. General Obligation CP, 2.30%, 10/1/01                                                      5,000,000
       4,000,000   IA Fin. Auth. Rev. Series 1999 (Diocese of Sioux City Proj.), variable rate, 3/1/19                   4,000,000
       4,300,000   Montgomery Co. Hsg. Opptys. Multifamily Rev. Series 1991, (Oakwood) variable rate, 11/1/07            4,300,000
          10,000   Northern Institutional Tax-Exempt, 2.25%                                                                 10,000
       2,300,000   Southern MN Municipal Power Agy. CP, 2.20%, 10/5/01                                                   2,300,000
       5,000,000   University of Texas Board of Regents CP, 2.20%, 10/12/01                                              5,000,000
       3,850,000   WA HFC Nonprofit Housing Revenue Series 2000A (St. Vincent De Paul Proj.), variable rate, 2/1/30      3,850,000
       1,500,000   Woodbury Co. Educ. Fac. Revenue Series 1996 (Siouxland Med. Educ. Foundation), variable rate,
                     11/1/16                                                                                             1,500,000
                                                                                                                      -------------

Total short-term securities (cost:  $33,544,268)                                                                        33,544,268
                                                                                                                      -------------

Total investments in securities (cost:  $467,510,800) (7)                                                             $466,406,680
                                                                                                                      =============

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[PHOTO]  SIT MINNESOTA TAX-FREE INCOME FUND
         SIX MONTHS ENDED SEPTEMBER 30, 2001
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         DEBRA A. SIT, CFA, SENIOR PORTFOLIO MANAGER
         PAUL J. JUNQUIST, CFA, SENIOR PORTFOLIO MANAGER

   Municipal bond prices rose sharply during the second half of 2000 while the Federal Reserve maintained a stable federal funds target rate of 6.50%. The Federal Reserve shifted to a more accommodative policy beginning in 2001 and, after nine easing moves, the federal funds rate is currently at 2.50%. Despite lower short-term rates, bond prices have remained in a narrow range this year. The Bond Buyer Index of long-term, high-grade bonds yielded 5.22% on September 30th, compared with 5.58% on June 29th and 5.47% on December 29, 2000. The Fund's return was +2.6% for the quarter, compared with an average return of +2.4% for the Lipper(1) Minnesota municipal fund universe, and it ranked 12th out of 50 Minnesota funds for the 3-month period ended September 30, 2001.
   During the latest quarter and first nine months of 2001, the portfolio's major sector holdings earned returns close to the Lehman 5-Year Muni Bond Index return, except for closed-end mutual funds and hospital issues, which earned incremental returns of about +3% and +1.5%, respectively, above the Index while the single-family mortgage and general obligation sectors lagged by -1.0% and -2.0%, respectively, for the first nine months of 2001. Lower quality issues outperformed higher-grade issues as investors reached for yield.
   Long-term municipal bond yields declined by about -0.75% in 2000, and the Fund benefited then by maintaining a longer duration in the range of 7.0 to 8.2 years. With interest rates lower in 2001 and in a more stable trading range, intermediate municipals are earning higher total returns than long-term bonds. This year the Fund has benefited from the shortening of its duration through the sale of longer-duration bonds and reinvestment primarily in intermediate-duration bonds. As of September 30, 2001, the portfolio's duration had been shortened by one year from its level on December 31, 2000. We intend to further shorten the portfolio's duration this year because we expect bond yields to rise in 2002 as an economic recovery unfolds.
   We expect improved economic conditions during the first half of 2002. The September 11th tragedy is expected to produce a recession during the second half of this year, but government actions are expected to cushion the magnitude of the slowdown. In the near term, bond prices are expected to remain relatively stable, and we plan to focus the investment of new cash flows in the 3- to 12-year maturity range, while continuing to sell longer-term maturities and take advantage of narrowing yield spreads on lower rated credits.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

   During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be alternative minimum taxable income.


                                PORTFOLIO SUMMARY

                  Net Asset Value  9/30/01:     $10.13 Per Share
                                   3/31/01:     $10.01 Per Share
                          Total Net Assets:    $183.0 Million
                          30-day SEC Yield:       5.04%
                      Tax Equivalent Yield:       8.91%(2)
                12-Month Distribution Rate:       5.06%
                          Average Maturity:      15.3 Years
           Duration to Estimated Avg. Life:       6.0 Years(3)
                          Implied Duration:       6.0 Years(3)

(1) See next page
(2) For individuals in the 38.6% federal tax and 7.85% MN tax brackets.
(3) See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                       Multifamily Mortgage Revenue   37.6
                       Hospital/Health Care Revenue   18.5
                     Single Family Mortgage Revenue   10.8
                                Other Revenue Bonds    6.8
               Industrial Revenue/Pollution Control    4.2
                             Sectors 2.9% and Under   11.8
                            Cash & Other Net Assets   10.3

32
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                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT           LEHMAN          LIPPER
                   MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                   INCOME FUND     BOND INDEX       FUND AVG.
                   -----------    ------------    -------------

3 Month**             2.62%           2.75%           2.40%
6 Month**             3.72            3.76             n/a
1 Year                8.60            9.66            8.98
3 Year                3.52            5.29            3.61
5 Year                5.19            5.86            5.27
Inception             5.58            5.48            5.02
   (12/1/93)

                            CUMULATIVE TOTAL RETURNS*

                       SIT           LEHMAN          LIPPER
                   MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                   INCOME FUND     BOND INDEX       FUND AVG.
                   -----------    ------------    -------------

1 Year                8.60%           9.66%           8.98%
3 Year               10.92           16.73           11.22
5 Year               28.80           32.94           29.26
Inception            53.00           51.93           46.76
   (12/1/93)


*AS OF 9/30/01.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(1)Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 9/30/01. Sit Minnesota Tax-Free Income Fund rankings for the 3- and 5-year and since-inception periods were 27th of 46 funds, 26th of 45 funds and 3rd of 22 funds, respectively.

(3) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 9/30/01 would have grown to $15,300 in the Fund or $15,193 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                        LOWER OF MOODY'S,
                                                      S&P, FITCH OR DUFF &
                                                      PHELPS RATINGS USED.

                                  [PIE CHART]

                                      A   15.7%           ASSESSMENT OF
                                     AA   13.4%             NON-RATED
                                    AAA   16.9%            SECURITIES
           Other Assets and Liabilities   10.3%
                              Not Rated   37.1%            AAA    0.6%
                          Less than BBB    0.6%             AA    1.0
                                    BBB    6.0%              A    2.3
                                                           BBB   23.1
                                                            BB    8.9
                                                             B    1.2
                                                         ------ -----
                                                         Total   37.1%

                                                                              33
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SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (88.1%) (2)
   EDUCATION/STUDENT LOAN (2.4%)
                  Minnesota Higher Educ. Fac. Auth. Rev. :
        750,000    Series 1997-4L (St. John's University), 5.35%, 10/1/17                                                  764,880
        750,000    Series 1998-4T (College of St. Benedict), 5.35%, 3/1/20                                                 746,663
        458,000    Lease Rev. Series 1999-5A (Concordia University), 5.25%, 4/25/14                                        453,828
        700,000    Series 1999-4Y (Augsburg College), 5.05%, 10/1/13                                                       704,578
        275,000    Series 1999-4Z (Northwestern College of Chiropractic), 5.20%, 10/1/13                                   275,646
        110,000    Refunding Series 2001-5J (St. Scholastica), 4.625%, 12/1/05                                             113,554
                  St. Paul Hsg. & Redev. Auth. Lease Rev.:
      1,000,000    Series 1999 (ACORN Dual Language Academy Proj.), 6.30%, 11/1/17                                         976,260
        175,000    Series 2000A (New Spirit Schools Proj.), 9.00%, 12/1/02                                                 177,109
        165,000   Winona Port. Auth. Lease Rev. Series 1999A (Bluffview Montessori School Proj.), 8.00%, 12/1/24           175,959
                                                                                                                    ---------------
                                                                                                                         4,388,477
                                                                                                                    ---------------
   ESCROWED TO MATURITY/PREREFUNDED (1.5%)
        100,000   Anoka Industrial Dev. Rev. Series 1994 (Lund Industries Inc. Proj.), 6.40%, 9/1/03 (4)                   107,166
        570,000   Commissioner of Iron Range Resources and Rehab. Gross Rev. (Giant's Ridge Rec. Area Proj.)
                   Series 1996, 7.25%, 10/1/11                                                                             587,322
        400,000   MN Agricultural & Econ. Dev. Board Small Business Dev. Loan Program Rev.                                 424,400
                   Series 1998A Lot 1 (Formative Engineering Corp.), 5.75%, 8/1/18 (4)
                  Red Wing Hlth. Care Ctr. Fac. Rev. Refunding (River Region Obligated Group):
        125,000    Series 1993A, 6.20%, 9/1/05                                                                             136,020
        130,000    Series 1993A, 6.30%, 9/1/06                                                                             141,704
        200,000    Series 1993B, 6.20%, 9/1/05                                                                             222,584
      1,135,000   University of Minnesota Rev. Series 1986A, 6.00%, 2/1/11                                               1,138,893
                                                                                                                    ---------------
                                                                                                                         2,758,089
                                                                                                                    ---------------
   GENERAL OBLIGATION (0.9%)
        560,000   Carver Co. Hsg. & Redev. Auth. Hsg. & Dev. Gross Rev. Ltd.Tax G.O.
                   (Chanhassen Apts. Proj.), 7.00%, 1/1/25                                                                 580,233
         25,000   Montgomery G.O. Series 1995A, 5.00%, 12/1/02                                                              25,103
      1,000,000   St. Paul ISD No. 625 G.O. Series 1997A, 5.125%, 2/1/15                                                 1,015,130
                                                                                                                    ---------------
                                                                                                                         1,620,466
                                                                                                                    ---------------
   HOSPITAL/HEALTH CARE (18.5%)
                  Aitkin Hlth. Care Fac. Rev. Series 2001 (Riverwood Hlth. Care Ctr. Proj.):
        250,000    6.00%, 2/1/06                                                                                           249,777
        250,000    6.25%, 2/1/07                                                                                           251,370
        700,000   Bemidji Hosp. Fac. Rev. Refunding Series 1996 (North Country Hlth. Proj.), 5.625%, 9/1/21                706,951
                  Brooklyn Center Hlth. Care Fac. Rev. Series 1993 (Maranatha Proj.):
         50,000    6.75%, 12/1/05                                                                                           49,654
        500,000    7.50%, 12/1/10                                                                                          493,750
        200,000    7.60%, 12/1/18                                                                                          193,650

34
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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
        565,000   Cambridge Hsg. & Hlth. Care Fac. Rev. Series 1998C (Grandview West Proj.), 5.25%, 10/1/08                534,919
        625,000   Clearwater Co. Hlth. Care Fac. Gross Rev. Series 1999, 5.90%, 11/1/15                                    563,987
      1,290,000   Cokato Sr. Hsg. Rev. Series 1996 (Cokato Charitable Trust Proj.), 7.00%, 12/1/19                       1,291,999
      1,365,000   Columbia Heights Multifamily & Health Care Fac. Rev.  Series 1998 (Crest View Corp. Proj.),
                   5.75%, 9/1/11                                                                                         1,262,680
      1,000,000   Cuyuna Range Hosp. Dist. Hlth. Fac. Gross Rev. Series 1999A, 6.00%, 6/1/19                               900,300
      1,000,000   Dakota Co. Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Refunding Series 1997 (South Suburban
                   Medical Ctr. Proj.), 6.75%, 8/1/17 (8) (10)                                                             606,320
        715,000   Eden Prairie Hlth. Care Fac. Rev. Bonds Series 1998 (Castle Ridge Care Proj.), 5.70%, 7/1/18             605,326
        140,000   Edina Hlth. Care Fac. Rev. Series 1995 (Volunteers of America Care Proj.), 7.875%, 3/1/19                140,113
      1,500,000   Elk River Rev. Series 1998 (Care Choice Member Proj.), 5.60%, 8/1/13                                   1,363,005
        215,000   Fergus Falls Hlth. Care Fac. Auth. Rev. Refunding Series 1993A
                   (Lake Region Hosp. Corp. Proj.), 6.25%, 9/1/04                                                          224,729
        400,000   Fergus Falls Hlth. Care Fac. Auth. Series 1995 (LRHC Long-Term Care Fac. Proj.), 6.40%, 12/1/15          406,056
                  Hastings Hlth. Care Fac. Rev. Series 1998 (Augustana Home of Hastings Proj.):
        115,000    5.10%, 11/1/09                                                                                          110,506
        120,000    5.20%, 11/1/10                                                                                          114,830
        135,000    5.40%, 11/1/12                                                                                          127,601
        140,000    5.50%, 11/1/13                                                                                          132,616
         60,000    5.60%, 11/1/18                                                                                           51,166
      1,095,000    5.75%, 11/1/23                                                                                          904,930
      1,455,000    5.875% 11/1/28                                                                                        1,199,822
        565,000   Hastings Hlth. Care Fac. Rev. Series 1998 (Regina Med. Ctr.)(ACA insured), 5.25%, 9/15/18                559,361
        605,000   Hopkins Hlth. Care Fac. Rev. Series 1999 (Augustana Chapel View Homes, Inc. Proj.),  6.00%, 3/1/14       555,293
      1,685,000   Maplewood Hlth. Care Fac. Rev. (VOA Care Ctrs. Proj.), 7.375%, 10/1/12                                 1,711,286
                  Marshall Medical Center Gross Rev. Series 1999 (Weiner Memorial Medical Center Proj.):
        305,000    5.65%, 11/1/13                                                                                          288,548
        320,000    5.70%, 11/1/14                                                                                          301,238
      1,000,000    5.80%, 11/1/19                                                                                          895,770
      1,045,000   Minneapolis Hlth. Care Fac. Rev. Series 1993 (St. Olaf Res. Proj.), 7.00%,10/1/18                      1,019,690
      1,000,000   Minneapolis Hlth. Care Fac. Rev. Series 1998A (Benchmark Hlth. Care Proj.), 6.625%, 12/1/28 (8) (10)     705,480
      1,080,000   Minneapolis Hlth. Care Fac. Rev. Series 1999 (Shelter Care Foundation Proj.), 6.00%, 4/1/10            1,024,866
      1,500,000   Minneapolis Pooled Rev. Series 1999 (CareChoice Member Proj.), 5.625%, 4/1/14                          1,370,790
                  MN Agr. & Econ. Dev. Board Hlth. Care Rev. Series 1999 (Benedictine Care Centers Proj.):
        115,000    5.45%, 2/1/09                                                                                           111,969
        120,000    5.45%, 8/1/09                                                                                           116,120
        120,000    5.50%, 2/1/10                                                                                           115,784
        125,000    5.50%, 8/1/10                                                                                           120,004
        130,000    5.55%, 2/1/11                                                                                           124,445
        130,000    5.55%, 8/1/11                                                                                           123,594
        135,000    5.60%, 2/1/12                                                                                           127,973
      2,355,000    5.90%, 2/1/19                                                                                         2,033,354
        495,000    5.75%, 2/1/29                                                                                           399,708

         See accompanying notes to portfolios of investments on page 48.

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                  MN Agr. & Econ. Dev. Board Rev. Series 2000 (Evangelical Lutheran Good Samaritan Society Proj.):
        410,000    5.80%, 8/1/08                                                                                           437,974
        750,000    6.55%, 8/1/16                                                                                           813,345
                  MN Agr. & Econ. Dev. Board Rev. Series 2000A (Fairview Hlth. Care Sys. Proj.):
        500,000    6.00%, 11/15/03                                                                                         529,865
        500,000    5.625%. 11/15/04                                                                                        531,835
        590,000    5.70%, 11/15/06                                                                                         638,634
                  Olmstead Co. Hlth. Care Fac. Rev. Series 1998 (Olmsted Medical Ctr. Proj.):
        650,000    5.45%, 7/1/13                                                                                           614,010
      1,125,000    5.55%, 7/1/19                                                                                         1,018,080
                  St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 1998 (Regions Hosp. Proj.):
        250,000    5.00%, 5/15/10                                                                                          244,690
      1,340,000    5.20%, 5/15/13                                                                                        1,295,659
      2,000,000    5.25%, 5/15/18                                                                                        1,859,280
        960,000   St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Refunding Series 1996C
                   (Franciscan Hlth. Cmmty. Proj., St. Mary's Home), 7.00%, 7/1/21                                         927,053
        820,000   Wadena Co. Hlth. Care Fac. Rev. Series 1994B, 7.45%, 9/1/15                                              840,213
                                                                                                                    ---------------
                                                                                                                        33,941,968
                                                                                                                    ---------------
   INDUSTRIAL /POLLUTION CONTROL (4.2%)
      1,000,000   Anoka Co. Solid Waste Disp. Rev. Series 1987A (Natl. Rural Util. Proj.), 6.95%, 12/1/08 (4)            1,022,150
      1,000,000   East Grand Forks Industrial Dev. Rev. Refunding Series 2001B (Am. Crystal Sugar Proj.), 5.40%, 4/1/11  1,027,690
                  MN Agricultural & Econ. Dev. Board Small Business Dev. Loan Program Rev.:
        105,000    Series 1995A Lot 1 (New Morning Windows, Inc.),  6.40%, 8/1/04 (4)                                      106,802
        500,000    Series 1997C Lot 3 (DynaGraphics), 6.20%, 8/1/09 (4)                                                    511,105
                  Medina Industrial Dev. Rev. Refunding Series 1998 (Temroc Metals, Inc. Proj.):
        210,000    5.10%, 10/1/05 (4)                                                                                      213,788
        705,000    5.25%, 10/1/08 (4)                                                                                      645,237
        400,000    5.60%, 10/2/12 (4)                                                                                      358,924
      1,000,000   Minneapolis Commercial Dev. Rev. Refunding Series 1997 (Holiday Inn Metrodome Proj.),
                   6.00%, 12/1/01                                                                                        1,001,530
                  Owatonna Industrial Dev. Rev. Series 1997:
        280,000    7.25%, 5/1/14 (4)                                                                                       279,059
        505,000    7.375%, 5/1/17 (4)                                                                                      504,253
        200,000   Richfield Cmty. Dev. Rev. Refunding 1994 (Richfield Shoppes Proj.), 8.375%, 10/1/05                      208,478
        275,000   Sauk Centre Industrial Dev. Rev. Series 1998 (Seluemed LLP Proj.)(LOC US Bank), 5.75%, 4/1/18 (4)        275,085
        500,000   St. Paul Hsg. & Redev. Auth. District Cooling Rev. Series 1998J, 5.35%, 3/1/18                           507,500
      1,070,000   St. Paul Port Authority Hotel Fac. Rev. Series 1999-2 (Radisson
                   Kellogg Proj.), 6.375%, 8/1/03                                                                        1,069,390
                                                                                                                    ---------------
                                                                                                                         7,730,991
                                                                                                                    ---------------
   MULTIFAMILY MORTGAGE (37.6%)
      1,520,000   Apple Valley Multifamily Hsg. Rev. Refunding Series 1998A (Mtg. Loan/Apple Valley
                   Villa Proj.) (GNMA collateralized), 5.25%, 8/1/18                                                     1,541,690

36
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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
        500,000   Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. Series 1995A (Courtyard Res. Proj.),
                   7.25%, 1/1/26                                                                                           512,770
      1,000,000   Bloomington Multifamily Hsg. Rev. Refunding Series 1998A (Hampshire Apts. Proj.),
                   6.20%, 12/1/31                                                                                          911,530
        960,000   Burnsville Multifamily Hsg. Rev. Refunding Series 1994 (Bridgeway Apts. Proj.), 7.25%, 2/1/14            975,533
                  Carver Co. Hsg. & Redev. Auth. Multifamily Hsg.:
      1,200,000    Gross Rev. & Ltd. Tax Refunding Series 1997A (Lake Grace Apts. Proj.), 6.00%, 7/1/28                  1,223,700
        650,000    Rev. Refunding Series 1997A (Waybury Apts. Proj.), 5.875%, 8/1/27                                       653,386
        400,000    Subordinate Rev. Refunding Series 1997C (Waybury Apts. Proj.), 8.00%, 8/1/27                            404,212
                  Chaska Multifamily Hsg. Rev. Series 1999 (West Suburban Hsg. Partners Proj.):
        235,000    5.00%, 9/1/09 (4)                                                                                       218,933
        495,000    5.375%, 9/1/14 (4)                                                                                      446,777
        405,000   Chisago City Hlth. Fac. Rev. Refunding Series 1995A (Pleasant Heights Proj.),
                   7.30%, 7/1/18                                                                                           411,857
                  Cloquet Multifamily Hsg. Rev. Refunding Series 2001A (HADC Proj.):
         55,000    6.00%, 2/1/05                                                                                            55,143
         60,000    6.25%, 2/1/06                                                                                            60,197
         60,000    6.50%, 2/1/07                                                                                            60,235
         75,000    7.10%, 2/1/10                                                                                            75,331
        700,000   Coon Rapids Multifamily Hsg. Rev. Refunding Series 1997A (Margaret Place Apts. Proj.),
                   6.50%, 5/1/25                                                                                           681,037
                  Coon Rapids Senior Hsg. Rev. Refunding Series 1998 (Epiphany Sr. Citizens Hsg. Corp. Proj.):
        115,000    5.30%, 11/1/07                                                                                          112,342
        115,000    5.40%, 11/1/08                                                                                          111,642
        170,000    5.50%, 11/1/10                                                                                          162,199
        545,000    5.80%, 11/1/18                                                                                          486,963
                  Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding (Walnut Trails Apts. Proj.):
      4,475,000    Series 1995A (GNMA collateralized), 7.90%, 1/20/31 (4)                                                4,961,164
        220,000    Series 1995C Subordinate, 9.00%, 1/20/15 (4)                                                            223,280
      1,000,000   Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev.
                   Series 1999 (View Pointe Apts. Proj.), 6.125%, 11/1/17                                                  950,420
                  Eden Prairie Multifamily Hsg. Rev. Refunding :
        700,000    Series 1991 (Windslope Apts. Proj.)(Section 8), 7.00%, 11/1/06                                          715,127
      1,500,000    Series 1991 (Windslope Apts. Proj.)(Section 8), 7.10%, 11/1/17                                        1,531,770
        300,000    Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.50%, 1/20/18                               307,410
        410,000    Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.60%, 7/20/28                               415,728
        420,000    Senior Series 2001A (Rolling Hills Proj.) (GNMA collateralized), 6.00%, 8/20/21                         451,542
      1,100,000    Subordinated Series 2001C (Rolling Hills Proj.), 9.00%, 2/20/43                                       1,099,714
      1,175,000   Golden Valley Rev. Series 1999A (Covenant Retirement Cmntys. Proj.), 5.50%, 12/1/25                    1,142,758

         See accompanying notes to portfolios of investments on page 48.

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                  Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place and Forest Park West Apts. Proj.):
         85,000    Series 1999B, 5.00%, 10/1/09                                                                             82,277
        500,000    Series 1999A, 5.20%, 10/1/19                                                                            483,100
      1,660,000    Series 1999A, 5.30%, 10/1/29                                                                          1,573,846
        110,000    Series 1999B, 5.70%, 10/1/29                                                                            100,162
        275,000   Harmony Multifamily Hsg. Rev. Refunding Series 1997A (Zedakah Fdn. Proj.) (Section 8), 5.80%, 9/1/13     280,758
        530,000   Hopkins Subordinate Multifamily Hsg. Rev. Refunding Series 1996C (Auburn Apts. Proj.), 8.00%, 6/20/31    538,406
                  Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.) (Section 8):
        100,000    5.85%, 4/1/09                                                                                           104,004
        450,000    6.25%, 4/1/15                                                                                           469,409
        500,000   Hutchinson Hsg. Fac. Rev. Series 1994 (Prince of Peace Proj.), 7.375%, 10/1/12                           508,375
      3,615,000   Little Canada Multifamily Hsg. Rev. Series 1997A (Hsg. Alt. Dev. Co. Proj.), 6.10%, 12/1/17            3,488,692
      1,400,000   Maplewood Multifamily Hsg. Rev. Series 1998 (Park Edge Apts. Proj.), 6.50%, 5/1/29 (4)                 1,342,852
                  Maplewood Multifamily Refunding Rev. (Village on Woodlyn Proj.):
      1,605,000    Series 1999A (GNMA collateralized), 6.75%, 7/20/30 (4)                                                1,711,203
        100,000    Subordinate Series 1999C-1, 8.00%, 11/1/30 (4)                                                          100,664
        275,000    Subordinate Series 1999C-2, 8.00%, 11/1/30 (4)                                                          276,826
                  Minneapolis Multifamily Hsg. Rev.:
        355,000    Series 1996 (Belmont Apts.), 7.25%, 11/1/16                                                             358,287
                   Series 1994 (Findley Place Townhomes Proj.) (Section 8):
         50,000      6.00%, 12/1/05 (4)                                                                                     48,650
      1,115,000      7.00%, 12/1/16 (4)                                                                                  1,037,218
      4,380,000    Series 1996A (Nicollet Towers) (Section 8), 6.00%, 12/01/19                                           4,443,203
      3,000,000    Series 1998 (Riverside Plaza Proj.) (GNMA collateralized), 5.10%, 12/20/18 (4)                        3,004,440
        345,000    Series 2000 (Garr Scott Loft Proj.)(LOC U.S. Bank), 5.95%, 5/1/30 (4)                                   357,720
                  Minneapolis Student Hsg. Rev. Series 2000 (Riverton Community Hsg. Proj.):
        100,000    6.80%, 7/1/10                                                                                           107,376
        240,000    6.90%, 7/1/11                                                                                           255,394
                  MN HFA Rental Hsg. Rev.:
        175,000    Series 1993C, 6.15%, 2/1/14                                                                             175,168
        110,000    Series 1993E, 6.00%, 2/1/14                                                                             114,189
        570,000   Minnetonka Hsg. Fac. Rev. Series 1994 (Beacon Hill Housing Proj.), 7.00%, 6/1/04                         583,235
        390,000   Minnetonka Multifamily Hsg. Rev. Refunding Subordinate Series 1994C (Brier Creek Proj.),
                   8.00%, 12/20/16                                                                                         403,241
                  Minnetonka Multifamily Hsg. Rev. Refunding Series 1999A (GNMA collateralized) (Archer Heights Apts.
                   Proj.):
        540,000    5.10%, 7/20/13 (4)                                                                                      553,878
        975,000    5.20%, 1/20/18 (4)                                                                                      979,534
         75,000   Mora Multifamily Rev. Refunding Hsg. Alternatives Partnership Series 1995, 6.50%, 6/1/02                  75,050
                  New Ulm Multifamily Rev. Series 1999 (HADC Ridgeway Proj.):
         95,000    5.35%, 12/1/08                                                                                           93,379
        100,000    5.40%, 12/1/09                                                                                           96,596

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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
        105,000    5.50%, 12/1/10                                                                                          101,112
        110,000    5.60%, 12/1/11                                                                                          105,624
        650,000    6.125%, 12/1/19                                                                                         612,281
                  Plymouth Multifamily Hsg. Rev. Refunding Series 1996A (Fox Forest Apts. Proj.) (GNMA collateralized):
      1,650,000    Series 1996A, 8.05%, 6/20/31                                                                          1,844,981
        670,000    Series 1996C, 8.00%, 6/20/31                                                                            680,626
        960,000   Robbinsdale Multifamily Hsg. Rev. Series 1996A (Copperfield Hill Proj.),  7.20%, 12/1/16                 958,109
      2,800,000   Rochester Multifamily Rev. Refunding Series 2000A (Weatherstone Apts. Proj.) (LOC Household Finance)
                   (Mandatory Put 9/1/17) 6.375%, 9/1/37 (4)                                                             2,927,092
                  Roseville Hsg. Fac. Rev. Refunding Bonds Series 1998 (College Properties Inc. Proj.):
      2,820,000    5.60%, 10/1/13                                                                                        2,556,020
        400,000    5.625%, 10/1/18                                                                                         345,804
        325,000   Sandstone Econ. Dev. Auth. Hsg. & Dev. Rev. Series 1994A (Family Apts. Proj.), 8.00%, 1/1/12             339,329
      1,500,000   St. Anthony Hsg. Dev. Rev. Refunding (Autumn Woods Proj.) (Asset Gty. insured), 6.875%, 7/1/22         1,545,210
        500,000   St. Cloud Hsg. & Redev. Auth. Hsg. Rev. Refunding Series 1998 (Northway Manor Apts. Section 8
                   Assisted Proj.), 5.15%, 12/1/14                                                                         491,985
                  St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev.:
      1,300,000    Series 1993 (Germain Towers Proj.) (Section 8), 5.90%, 9/1/20                                         1,123,135
                   Series 1999A (Parkview Terrace Apts. Proj.) (Section 8):
        224,000      5.00%, 6/1/09                                                                                         217,184
        929,000      5.50%, 6/1/18                                                                                         878,518
                  St. Louis Park Multifamily Hsg. Rev. Refunding:
        650,000    Series 1995 (FHA insured) (Knollwood Cmty. Hsg. Proj.), 6.15%, 12/1/16                                  677,950
        500,000    Series 1998A (Park Ridge Apts. Proj.) (GNMA collateralized), 5.25%, 11/1/20                             499,975
                  St. Paul Hsg. & Redev. Auth. Multifamily Refunding Rev.:
        500,000    Series 1992 (Point of St. Paul Proj.)(FNMA backed), 6.60%, 10/1/12                                      520,865
        200,000    Series 1995 (Sun Cliffe Apts. Proj.)(GNMA collateralized), 5.875%, 7/1/15                               211,210
                  St. Paul Port Authority Multifamily Hsg. Refunding (Jackson Towers Apts. Proj.):
      3,355,000    Senior Series 1998-1A (GNMA collateralized), 6.95%, 4/20/33                                           3,701,672
        405,000    Subordinate Series 1998-1B, 8.00%, 4/20/33                                                              393,206
      1,750,000   Virginia Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1998A
                   (Laurentian Manor Proj.), 5.75%, 5/1/32                                                               1,647,048
        940,000   Washington Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1994
                   (White Bear Lake Transitional Hsg. Proj.), 6.625%, 8/1/24                                               973,840
        755,000   Washington Co. Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1999A (Briar Pond
                   Apts. Proj.) (GNMA collateralized), 5.50%, 2/20/14                                                      766,536
                                                                                                                    ---------------
                                                                                                                        68,770,834
                                                                                                                    ---------------

         See accompanying notes to portfolios of investments on page 48.

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   MUNICIPAL LEASE (2.9%) (5)
        565,000   Burnsville Solid Waste Rev. Series 1990 (Freeway Transfer, Inc. Proj.), 9.00%, 4/1/10 (4)                571,910
        125,000   Hennepin Co. Hsg. & Redev. Auth. Rev. Series 1993A (Community Provider Program), 5.70%, 8/1/13           127,093
        655,000   Hibbing Econ. Dev. Auth. Public Proj. Rev. Series 1997 (Hibbing Lease Obligations Proj.), 6.10%,
                   2/1/08                                                                                                  681,822
        125,000   Mountain Iron Hsg. & Redev. Auth. Rev. Series 2001A (Arrowhead Library Sys. Proj.), 5.00%, 9/1/09        127,619
        800,000   St. Cloud Certificates of Participation Series 1997, 5.90%, 12/1/17                                      818,600
      1,573,510   St. Paul Lease Series 1998 (City Hall Annex Building), 5.71%, 10/1/18                                  1,602,368
      1,296,217   University of Puerto Rico Certificates of Participation Series 2001, 6.25%, 1/10/05                    1,313,677
                                                                                                                    ---------------
                                                                                                                         5,243,089
                                                                                                                    ---------------
   PUBLIC FACILITIES (1.3%)
        480,000   Eagan Ice Arena Gross Rev. Series 1998B, 5.50%, 4/1/19                                                   480,149
                  Puerto Rico Pub. Bldg. Auth. Gtd. Pub. Ed. & Hlth. Fac. Rev. Refunding
        250,000    Series 1989G, 6.00%, 7/1/12                                                                             250,720
        300,000    Series 1989I, 6.00%, 7/1/12                                                                             303,750
      1,245,000   St. Paul Recreational Fac. Gross Rev. Series 1996D, 5.875%, 6/1/18                                     1,301,660
                                                                                                                    ---------------
                                                                                                                         2,336,279
                                                                                                                    ---------------
   SINGLE FAMILY MORTGAGE (10.8%)
                  Dakota County Hsg. & Redev. Auth. Single Family Mtg. Rev.:
        810,000    Series 1994A (FNMA backed), 6.70%, 10/1/09 (4)                                                          838,844
        325,000    Series 1995 (FNMA & GNMA backed), 6.25%, 10/1/09 (4)                                                    335,049
         10,000   Dakota/Wash./Stearns Cos. Hsg. & Redev. Auth. Single Family Rev. Refunding
                   Series 1994A (FNMA backed), 6.50%, 9/1/10 (4)                                                            10,316
        755,000   Minneapolis Redev. Mtg. Rev. Series 1987A  (Riverplace Proj.) (LOC Bk. of Tokyo),
                   7.10%, 1/1/20                                                                                           757,046
      2,100,000   Minneapolis Residual Interest Mtg. Rev. Series 1995 Convertible Capital Appreciation Bonds,
                   Zero Coupon, 7.00% Effective Yield on Purchase Date, 10/1/12                                          1,025,262
        340,000   Minneapolis Single Family Mtg. Rev. Series 1995V (FNMA & GNMA backed), 6.25%, 4/1/22                     357,683
                  MN HFA Single Family Mtg. Rev.:
      1,390,000    Series 1992B-1, 6.75%, 1/1/26 (4)                                                                     1,436,829
        365,000    Series 1992E, 6.85%, 1/1/24 (4)                                                                         375,300
        905,000    Series 1992F, 6.75%, 7/1/12 (4)                                                                         923,887
      1,020,000    Series 1994F, 6.30%, 7/1/25                                                                           1,060,137
         60,000    Series 1994K, 5.90%, 1/1/07                                                                              63,690
        390,000    Series 1994L, 6.70%, 7/1/20 (4)                                                                         408,197
      1,000,000    Series 1996H, 6.00%, 1/1/21                                                                           1,044,350
      1,870,000    Series 1997D, 5.85%, 7/1/19, (4)                                                                      1,939,340
        110,000    Series 1997E, 5.90%, 7/1/29 (4)                                                                         113,243
        150,000    Series 1997G, 6.00%, 1/1/18                                                                             161,870
      2,395,000    Series 1998C, 5.25%, 1/1/17                                                                           2,442,182
        100,000    Series 1998F, 4.95%, 7/1/08                                                                             106,265
        795,000    Series 1998F-1, 5.45%, 1/1/17                                                                           824,288

40
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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
        155,000    Series 1998F, 5.70%, 1/1/17                                                                             164,557
        840,000    Series 1999B, 5.25%, 1/1/20                                                                             848,459
        890,000    Series 1999C, 4.10%, 7/1/03 (4)                                                                         908,023
        690,000    Series 1999C, 4.25%, 7/1/04 (4)                                                                         708,216
      1,100,000    Series 1999C, 4.40%, 7/1/05 (4)                                                                       1,135,629
        340,000    Series 2000C, 6.10%, 7/1/30 (4)                                                                         352,536
        682,329   Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                                   701,489
        145,000   St. Paul Hsg. & Redev. Auth. Single Family Mtg. Rev. Refunding Series 1995 (FNMA backed),
                   6.00%, 9/1/10                                                                                           155,225
        966,042   St. Paul Residual Interest Rev. Series 1995 Convertible Capital Appreciation
                   Bonds, Zero Coupon, 7.23% Effective Yield on Purchase Date, 9/1/11                                      498,796
                                                                                                                    ---------------
                                                                                                                        19,696,708
                                                                                                                    ---------------
   TRANSPORTATION REVENUE (1.1%)
      1,650,000   Minneapolis & St. Paul Metro Airport Comm. Airport Rev. Series 1998B
                   (Ambac insured), 5.25%, 1/1/13 (4)                                                                    1,713,657
        250,000   Minneapolis & St. Paul Metro Airport Comm. Special Fac. Rev. Series 2001B
                   (Northwest Airlines), 6.50%, 4/1/25 (4)                                                                 235,100
                                                                                                                    ---------------
                                                                                                                         1,948,757
                                                                                                                    ---------------
   UTILITY (0.2%)
        400,000   Southern MN Muni. Power Agy. Pwr. Supply Sys. Rev. Refunding Series 1986A, 5.00%, 1/1/16                 399,984
                                                                                                                    ---------------
   OTHER REVENUE BONDS (6.8%)
                  Columbia Heights Commercial Dev. Refunding Rev. Series 1999 (Columbia Park Properties -
                   Medical Clinic Proj.):
        250,000      5.15%, 12/1/08                                                                                        236,522
      1,750,000      5.60%, 12/1/15                                                                                      1,559,215
                  Commissioner of Iron Range Resources and Rehab. Gross Rev. (Giant's Ridge Rec. Area Proj.):
        140,000    Series 2000, 5.75%, 11/1/01                                                                             140,217
        205,000    Series 2000, 5.90%, 11/1/03                                                                             210,873
        200,000    Series 2000, 6.25%, 11/1/05                                                                             208,836
                  Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
        100,000    Series 1993-5 (Winslow Printing), 6.125%, 12/1/06 (4)                                                   101,268
        170,000    Series 1997-1 (Halper Corrugated Box Mfg. Co.), 5.90%, 6/1/07 (4)                                       183,440
        500,000    Series 1999-1A (Discount Steel), 5.25%, 6/1/19 (4)                                                      490,370
      1,250,000   Minneapolis Public Hsg. Auth. Series 1997 (General Credit Energy Savings Proj.), 6.00%, 7/1/08         1,254,675
        200,000   Renville Gross Rev. Golf Course Bond Series 1997, 6.50%, 2/1/19                                          204,748
        300,000   Scott Co. Hsg. & Redev. Auth. Ltd. Special Benefits Tax Series 1997B (River City Centre Proj.),
                   (AMBAC insured), 5.45%, 2/1/20                                                                          308,385
      2,700,000   St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (FSA insured)
                   (Civic Center Proj.), 7.10%, 11/1/23                                                                  3,310,659

         See accompanying notes to portfolios of investments on page 48.

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
      1,283,000   St. Paul Hsg. & Redev. Auth. Tax Increment Rev. Series 2000 (North Quadrant
                   Owner Occupied Proj.), 6.10%, 2/15/28                                                                 1,319,181
        600,000   St. Paul Hsg. & Redev. Auth. Tax Increment Rev. Series 2001 (US Bank Operations Ctr. Proj.),
                   6.125%, 8/1/19                                                                                          603,396
        600,000   Steele Co.  Hlth. Care Fac. Rev. Series 2000 (Elderly Hsg. Proj.), 6.625%, 6/1/20                        652,920
      1,500,000   White Earth Band of Chippewa Indians Rev. Series 2000A (ACA insured), 7.00%, 12/1/11                   1,669,050
                                                                                                                    ---------------
                                                                                                                        12,453,755
                                                                                                                    ---------------

Total municipal bonds (cost:  $163,231,142)                                                                            161,289,397
                                                                                                                    ---------------

CLOSED-END MUTUAL FUNDS (1.5%) (2)
        163,900   Minnesota Municipal Term Trust 2002                                                                    1,704,560
        103,500   Minnesota Municipal Term Trust II 2003                                                                 1,083,645
                                                                                                                    ---------------

Total Closed-End Mutual Funds (cost:  $2,889,621)                                                                        2,788,205
                                                                                                                    ---------------

SHORT-TERM SECURITIES (8.7%) (2)
      4,289,832   Federated Minnesota Municipal Cash Fund, 2.17%                                                         4,289,832
        600,000   Golden Valley MN Indl. Dev. Rev. (Unicare Homes Proj.), variable rate, 9/1/14                            600,000
      2,000,000   Hennepin Co. G.O. Series 1997C, variable rate, 12/1/20                                                 2,000,000
      3,955,000   Mendota Heights MN Hsg. Mtg. Rev. Series 1991A, variable rate, 11/1/31                                 3,955,000
      5,000,000   Southern MN Muni. Power Agency Series 2001B, 2.20%, 10/5/01                                            5,000,000
         50,850   Wells Fargo Minnesota Municipal Cash Fund, 1.78%                                                          50,850
                                                                                                                    ---------------

Total Short-Term Securities (cost:  $15,895,682)                                                                        15,895,682
                                                                                                                    ---------------

Total investments in securities (cost:  $182,016,445) (7)                                                             $179,973,284
                                                                                                                    ===============

         See accompanying notes to portfolios of investments on page 48.
42

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                                                                              43
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[PHOTO]  SIT BOND FUND
         SIX MONTHS ENDED SEPTEMBER 30, 2001
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Bond Fund provided investors with a +4.5% return for the six months ended September 30, 2001, compared to +5.2% for the Lehman Aggregate Bond Index. The Fund's annualized return of +6.6% since inception through September 30, 2001 ranked in the top 30% of the 90 funds included in the Lipper(1) Intermediate Investment Grade Bond Fund universe which had an average return of +6.2%.
   The U.S. Treasury yield curve continued to steepen over the past six months as the Federal Reserve reduced the federal funds rate five more times, totaling 2.0%. The dramatic drop in short-term yields was also fueled by the terrorist attacks of September 11th as investors sought safety in shorter maturity U.S. Treasury securities. However, longer-term Treasury yields were nearly unchanged as a desire for quality was offset by concerns that the aggressive interest rate reductions made by the Fed, combined with increased government spending, might be inflationary. As of September 30, 2001, the 3-month and the 30-year maturity Treasuries were yielding 2.37% and 5.42%, respectively.
   Investment activity for the period primarily included selling U.S. Treasury and corporate securities and purchasing "AAA"-rated asset-backed securities that would benefit from declining short-term interest rates. Across all sectors, the Funds holdings with intermediate durations had the highest total return for the six-month period. Longer maturity holdings appreciated very little in price and had the lowest return.
   Economically, we expect that the recent terrorist attacks have tipped the already weak U.S. economy into recession. However, the Federal Reserve continues to lower short-term rates and the Bush administration and the U.S. Congress are likely to provide $100 billion in additional spending and tax cuts. As a result, we expect an economic rebound in 2002 that mirrors the sharp slowdown in economic activity experienced in 2001. The Fund will continue to focus on securities that provide the most attractive total return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund pursues this objective by investing in a diversified portfolio of fixed-income securities.

   The Fund will pursue its objective by investing in a diversified portfolio or fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                                PORTFOLIO SUMMARY

                Net Asset Value  9/30/01:     $9.91 Per Share
                                 3/31/01:     $9.80 Per Share
                        Total Net Assets:    $14.0 Million
                        30-day SEC Yield:      5.84%
              12-Month Distribution Rate:      6.72%
                        Average Maturity:     19.2 Years
                      Effective Duration:      4.3 Years(2)

(1) See next page.
(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                             Asset-Backed Securities   30.8
                             Corporate Bonds & Notes   28.9
                               Mortgage Pass Through   13.2
                 Collateralized Mortgage Obligations   12.8
                             Closed-End Mutual Funds    4.9
                                       U.S. Treasury    4.6
                                   Taxable Municipal    0.9
                             Cash & Other Net Assets    3.9

44
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                          AVERAGE ANNUAL TOTAL RETURNS*

                                                 LIPPER INTER.
                        SIT         LEHMAN        INVESTMENT
                       BOND        AGGREGATE      GRADE BOND
                       FUND       BOND INDEX       FUND AVG.
                      ------      ----------     -------------

3 Month**              3.94%         4.61%           4.15%
6 Month**              4.52          5.20             n/a
1 Year                11.89         12.95           11.72
3 Year                 5.47          6.39            5.44
5 Year                 7.12          8.06            7.05
Inception              6.59          7.12            6.22
   (12/1/93)

                            CUMULATIVE TOTAL RETURNS*

                                                 LIPPER INTER.
                        SIT         LEHMAN        INVESTMENT
                       BOND        AGGREGATE      GRADE BOND
                       FUND       BOND INDEX       FUND AVG.
                      ------      ----------     -------------

1 Year                11.89%        12.95%          11.72%
3 Year                17.34         20.41           17.22
5 Year                41.05         47.31           40.59
Inception             64.93         71.39           60.52
    (12/1/93)


*AS OF 9/30/01.                                                **NOT ANNUALIZED.



(1)Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 9/30/01. Sit Bond Fund rankings for the 3- and 5-year and since inception periods were 115th of 223 funds, 70th of 147 funds and 25th of 90 funds, respectively.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 9/30/01 would have grown to $16,493 in the Fund or $17,139 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                         LOWER OF MOODY'S
                                                        OR S&P RATING USED.

                                   [PIE CHART]

                                              A   16.4%
                                             AA    2.5%
                                            AAA   46.3%
                 Govt. Agency Backed Securities   13.2%
                                U.S. Government    4.6%
          Cash and other Assets and Liabilities    3.9%
                                            BBB   13.1%

SIT BOND FUND
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------
QUANTITY($)    NAME OF ISSUER                                 MARKET VALUE (1)
------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (4.6%) (2)
      600,000  U.S. Treasury Note, 5.625%, 5/15/08                   $645,539
                                                                 -------------
   (cost:  $643,283)

ASSET-BACKED SECURITIES (30.8%) (2)
               Advanta Mortgage Loan Trust:
      200,000   1995-3 A5, 7.37%, 2/25/27                             210,598
      250,000   1996-1 A7, 7.07%, 3/25/27                             259,781
      300,000   1999-3 A4, 7.75%, 10/25/26                            324,030
      470,000  Amresco Residential Securities Mtg. Loan
                Trust Series 1998-1 A5, 7.07%, 10/25/27               492,059
               Conseco Finance:
      300,000   2000-D A4, 8.17%, 12/15/25                            324,969
       50,000   2001-B 1A4, 6.555%, 6/15/32                            51,763
               Conseco Mfg. Housing Series:
      500,000   2000-1 A5, 8.06%, 5/1/31                              550,416
      200,000   2000-4 A5, 7.97%, 5/1/32                              219,958
      249,998  ContiMortgage Home Equity Loan Trust
                Series 1996-1 A7, 7.00%, 3/15/27                      259,969
               EQCC Home Equity Loan Trust:
      100,000   1996-1 A5, 6.93%, 3/15/27                             103,785
      150,000   1998-2 A5F, 6.64%, 7/15/29                            153,238
               Green Tree Financial Corp.:
       75,000   1995-5 A6, 7.25%, 9/15/26                              80,052
       74,990   1997-4 A6, 7.03%, 2/15/29                              80,266
      200,000   1999-1 A5, 6.11%, 9/1/23                              204,350
      150,000  Green Tree Home Equity Loan Trust
                Series 1999-D A5, 7.88%, 9/15/30                      162,426
               Money Store Home Equity Mortgage:
      250,000   1994-A A5, 6.73%, 6/15/24                             256,799
       75,000   1997-B A7, 7.27%, 7/15/38                              78,939
      500,000  Residential Asset Securitization Trust
                Series 2001-A A4, 6.86%, 8/25/29                      512,488
                                                                 -------------

Total asset-backed securities                                       4,325,886
                                                                 -------------
   (cost:  $4,064,548)

COLLATERALIZED MORTGAGE OBLIGATIONS (12.8%) (2)
      250,000  ABN Amro Mortgage Corp.
                Series 1999-6 A7, 7.00%, 9/25/29                      259,996
      100,000  FHLMC Series 2125 OE, 6.25%, 1/15/24                   103,222
               GE Capital Mortgage Services Corp.:
      200,000   1996-HE4 A7, 7.495%, 10/25/26                         212,241
      111,874   1997-6 A8, 7.50%, 7/25/27                             114,898

------------------------------------------------------------------------------
QUANTITY($)    NAME OF ISSUER                                 MARKET VALUE (1)
------------------------------------------------------------------------------
      350,000  Norwest Asset Securities Corp.
                Series 1998-19 2A12, 6.75%, 7/25/28                   359,758
               PNC Mortgage Securities Corp.:
       87,954   Series 1998-6 4A, 6.75%, 8/25/13                       89,205
      241,786   Series 1998-14 1A, 6.25%, 1/25/29                     247,388
       29,670  Residential Funding Series 2000-S11,
                7.75%, 9/25/30                                         29,871
               Vendee Mortgage Trust:
      100,000   Series 2000-3 2B, 7.50%, 4/15/08                      106,735
      250,000   Series 1997-2 E, 7.50%, 5/15/24                       267,634
                                                                 -------------

Total collateralized mortgage obligations                           1,790,948
                                                                 -------------
   (cost:  $1,728,702)

CORPORATE BONDS & NOTES (28.9%) (2)
      300,000  Allstate Finance, 7.83%, 12/1/45                       297,197
       75,000  American Airlines, 1999-1 B, 7.32%, 10/15/09            72,538
      187,466  Atlas Air, 1999-1 A1, 7.20%, 1/2/19                    173,097
       50,000  Banc One Capital, 8.75%, 9/1/30                         56,523
               Burlington North Santa Fe:
       93,538   7.57%, 1/2/21                                         102,744
      100,000   7.91%, 1/15/20                                        110,279
       99,138  Continental Airlines, 1999-1B, 6.80%, 8/2/18            89,379
      300,000  Elan Corp. (Athena Nuero), 7.25%, 2/21/08              318,168
      300,000  First Hawaiian Capital, 8.34%, 7/1/27                  299,558
      125,000  May Department Stores, 9.88%, 6/15/21                  130,761
      250,000  Pentair, Inc., 7.85%, 10/15/09                         249,984
      200,000  Questar Pipeline Co., 7.09%, 6/1/11                    209,806
      400,000  Security Capital Group, 7.75%, 11/15/03                421,823
       50,000  Shaw Communications, Inc., 8.25%, 4/11/10               55,024
               U.S. Airways:
      400,000   2000-2G, 8.02%, 2/15/19                               412,288
      149,740   2001-1G, 7.076%, 3/20/21                              151,046
       50,000  Union Carbide Corp., 8.75%, 8/1/22                      53,633
      303,899  Union Tank Car Co., 6.57%, 1/2/14                      317,635
      200,000  Wal-Mart Stores, 8.50%, 9/15/24                        222,688
      100,000  Weingarten Realty, 7.22%, 6/1/05                       105,886
      100,000  Wellpoint Health Network, 6.375%, 6/15/06              102,877
      100,000  Xcel Energy, 8.75%, 3/1/22                             103,703
                                                                 -------------

Total corporate bonds & notes                                       4,056,637
                                                                 -------------
   (cost:  $3,935,362)

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QUANTITY($)    NAME OF ISSUER                                 MARKET VALUE (1)
------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES (13.2%) (2)(3)
               Federal Home Loan Mortgage Corporation:
       35,374   9.00%, 12/1/17                                         38,573
       17,055   10.25%, 9/1/09                                         18,614
       24,407   10.75%, 3/1/11                                         26,874
               Federal National Mortgage Association:
      134,894   9.00%, 12/1/19                                        147,600
      153,289   9.75%, 1/15/13                                        170,476
      138,699   10.25%, 8/15/13                                       154,040
      116,811   11.00%, 11/1/20                                       130,897
               Government National Mortgage Association:
          180   8.75%, 11/15/01                                           180
       30,757   9.00%, 10/15/06                                        32,856
       37,881   9.00%, 9/15/08                                         40,826
       14,851   9.00%, 4/15/09                                         16,048
       38,631   9.00%, 4/15/09                                         41,744
       66,593   9.00%, 4/15/09                                         71,959
        4,232   9.00%, 8/15/11                                          4,594
      114,650   9.00%, 11/20/15                                       124,627
       85,418   9.00%, 1/15/17                                         93,646
       35,469   9.00%, 8/20/19                                         38,638
       23,417   9.00%, 6/20/21                                         25,491
       37,563   9.00%, 12/20/21                                        40,890
       26,166   9.25%, 5/15/10                                         28,914
        2,948   9.50%, 3/15/03                                          3,076
       45,413   9.50%, 11/15/05                                        48,575
       32,615   9.50%, 2/15/11                                         36,256
       61,008   9.50%, 5/20/16                                         67,487
       18,720   9.50%, 5/20/18                                         20,703
      136,354   9.50%, 7/20/18                                        150,805
      103,321   9.50%, 7/20/18                                        114,271
       66,343   9.50%, 9/20/18                                         73,374
        8,827   9.50%, 4/15/20                                          9,805
       13,643   9.50%, 9/15/20                                         15,155
       16,983   9.50%, 11/15/21                                        18,859
          529   9.75%, 8/15/02                                            541
        5,581   10.00%, 8/15/02                                         5,713
       42,928   10.00%, 6/15/19                                        47,732
                                                                 -------------

Total mortgage pass-through securities                              1,859,839
                                                                 -------------
   (cost:  $1,801,260)

------------------------------------------------------------------------------
QUANTITY($)    NAME OF ISSUER                                 MARKET VALUE (1)
------------------------------------------------------------------------------
TAXABLE MUNICIPAL SECURITIES (0.9%) (2)
       22,000  Bernalillo Multifamily. Series 1998A,
                7.50%, 9/20/20                                         23,534
      100,000  Tobacco Settlement Series 2001A,
                7.67%, 5/15/16                                        100,007
                                                                 -------------

Total taxable municipal securities                                    123,541
                                                                 -------------
   (cost:  $123,348)

CLOSED-END MUTUAL FUNDS (4.9%) (2)
        6,725  American Select Portfolio                               85,408
        9,145  American Strategic Income Portfolio (I)                112,941
       32,394  American Strategic Income Portfolio (II)               402,657
        7,672  American Strategic Income Portfolio (III)               90,990
                                                                 -------------

Total closed-end mutual funds                                         691,996
                                                                 -------------
   (cost:  $644,423)

SHORT-TERM SECURITIES (4.0%) (2)
       70,564  Dreyfus Gov't Cash Mgmt. Fund, 3.42 %                   70,564
      495,000  Sit Money Market Fund, 2.88% (6)                       495,000
                                                                 -------------

Total short-term securities                                           565,564
                                                                 -------------
   (cost:  $565,564)

Total investments in securities
   (cost:  $13,506,490)  (7)                                      $14,059,950
                                                                 =============

         See accompanying notes to portfolios of investments on page 48.

SIT MUTUAL FUNDS
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3) At September 30, 2001, 11.3% of net assets in the U.S. Government Securities Fund and 1.8% of net assets in the Bond Fund was invested in GNMA mobile home pass-through securities.

(4) Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At September 30, 2001, 19.9% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.

(5) Rule 144A Securities, Section 4(2) Commercial Paper, and Municipal Lease Securities ("Restricted Securities") held by the Funds which have been determined to be liquid by the Adviser in accordance to guidelines established by the Board of Directors.

(6) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(7) At September 30, 2001 the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                    U.S.
                                                   MONEY         GOVERNMENT         TAX-FREE
                                                  MARKET         SECURITIES          INCOME
                                                   FUND             FUND              FUND
                                              -------------     -------------     -------------
Cost for federal income tax purposes          $ 104,043,215     $ 188,786,744     $ 467,510,800
                                              =============     =============     =============

Unrealized appreciation (depreciation) on
   investments:
       Gross unrealized appreciation                     --     $   5,760,690     $   9,671,600
       Gross unrealized depreciation                     --          (362,388)      (10,775,721)
                                              -------------     -------------     -------------

Net unrealized appreciation (depreciation)               --     $   5,398,302     ($  1,104,121)
                                              =============     =============     =============

                                                MINNESOTA
                                                TAX-FREE
                                                  INCOME             BOND
                                                   FUND              FUND
                                              -------------     -------------
Cost for federal income tax purposes          $ 182,016,445     $  13,506,490
                                              =============     =============

Unrealized appreciation (depreciation) on
   investments:
       Gross unrealized appreciation          $   2,549,168     $     576,902
       Gross unrealized depreciation             (4,592,328)          (23,442)
                                              -------------     -------------

Net unrealized appreciation (depreciation)    ($  2,043,160)    $     553,460
                                              =============     =============

(8) These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these these securities at September 30, 2001, is $5,931,630 and $1,311,800 in the Tax-Free Income and Minnesota Tax-Free Income Funds respectively, which represents 1.3% and 0.7% of the Fund's net assets, respectively.

(9) At September 30, 2001, the total cost of investments purchased on a when-issued or forward-commitment basis was $2,043,667 for the Tax-Free Income Fund.

(10) Presently non-income producing securities. Items identified are in default as to payment of interest.

SIT MUTUAL FUNDS
SEPTEMBER 30, 2001
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STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                             U.S.                        MINNESOTA
                                           MONEY          GOVERNMENT      TAX-FREE       TAX-FREE
                                           MARKET         SECURITIES       INCOME         INCOME            BOND
                                            FUND             FUND           FUND           FUND             FUND
                                        ------------    ------------    ------------    ------------    ------------
ASSETS
Investments in securities, at
    identified cost ................    $104,043,215    $188,786,744    $467,510,800    $182,016,445    $ 13,506,490
                                        ============    ============    ============    ============    ============

Investments in securities, at
    market value - see
    accompanying schedules for
    detail .........................    $104,043,215    $194,185,045    $466,406,680    $179,973,284    $ 14,059,950
Cash in bank on demand
    deposit ........................              --              --              --              --          16,283
Accrued interest and dividends
    receivable .....................              --       1,290,000       6,454,709       2,931,359         136,309
Receivable for investment
    securities sold ................              --              --              --              --              --
Receivable for principal
    paydowns .......................              --         563,903              --              --             576
Other
    receivables ....................              --              --              --           2,953              --
Receivable for Fund shares
    sold ...........................              --         725,175         120,210         897,180              --
                                        ------------    ------------    ------------    ------------    ------------

          Total assets .............     104,043,215     196,764,123     472,981,599     183,804,776      14,213,118
                                        ------------    ------------    ------------    ------------    ------------


LIABILITIES
Disbursements in excess of
    cash balances ..................       5,394,527          31,937          55,882              --              --
Payable for investment securities
    purchased - when issued (note 1)              --              --       2,043,667              --              --
Payable for investment securities
    purchased ......................              --              --       4,093,158              --         103,188
Payable for Fund shares
    redeemed .......................         343,396         102,736         882,903          14,620              --
Cash portion of dividends
    payable to shareholders ........         199,076         711,677       1,610,187         668,987          62,601
Other
    payables .......................              --           3,397           8,823              --             533
Accrued investment management
    and advisory services fee ......          34,277         112,647         268,966         112,640           8,554
                                        ------------    ------------    ------------    ------------    ------------

          Total liabilities ........       5,971,276         962,394       8,963,586         796,247         174,876
                                        ------------    ------------    ------------    ------------    ------------

Net assets applicable to
    outstanding capital stock ......    $ 98,071,939    $195,801,729    $464,018,013    $183,008,529    $ 14,038,242
                                        ============    ============    ============    ============    ============

    Capital Stock Par ..............    $      0.001    $       0.01    $      0.001    $      0.001    $      0.001

    Authorized shares (000's) ......      10,000,000      10,000,000      10,000,000      10,000,000      10,000,000
    Outstanding shares .............      98,074,983      18,152,692      46,283,245      18,069,777       1,416,138
                                        ============    ============    ============    ============    ============

Net asset value per share of
    outstanding capital stock ......    $       1.00    $      10.79    $      10.03    $      10.13    $       9.91
                                        ============    ============    ============    ============    ============

        See accompanying notes to financial statements on pages 54 - 57.

SIT MUTUAL FUNDS
SIX MONTHS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                          U.S.                        MINNESOTA
                                                         MONEY         GOVERNMENT      TAX-FREE        TAX-FREE
                                                        MARKET         SECURITIES       INCOME          INCOME           BOND
                                                         FUND             FUND           FUND            FUND            FUND
                                                     ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME:
     INCOME:
        Interest .................................   $  2,027,053    $  5,295,856    $ 13,438,851    $  5,041,994    $    493,236
                                                     ------------    ------------    ------------    ------------    ------------
              Total income .......................      2,027,053       5,295,856      13,438,851       5,041,994         493,236
                                                     ------------    ------------    ------------    ------------    ------------

     EXPENSES (NOTE 3):
        Investment management and
           advisory services fee .................        342,096         703,119       1,892,454         700,758          53,022
           Less fees and expenses absorbed
              by investment adviser ..............        (98,584)        (49,863)       (111,867)             --              --
                                                     ------------    ------------    ------------    ------------    ------------

           Total net expenses ....................        243,512         653,256       1,780,587         700,758          53,022
                                                     ------------    ------------    ------------    ------------    ------------

           Net investment income .................      1,783,541       4,642,600      11,658,264       4,341,236         440,214
                                                     ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS:
        Net realized gain (loss) (note 2) ........             --         190,928      (5,637,251)       (559,001)        (86,098)

        Net change in unrealized appreciation
           (or depreciation) on investments ......             --       2,877,243      11,246,375       2,645,956         234,360
                                                     ------------    ------------    ------------    ------------    ------------

           Net gain (loss) on investments ........             --       3,068,171       5,609,124       2,086,955         148,262
                                                     ------------    ------------    ------------    ------------    ------------

Net increase (decrease) in net assets resulting
     from operations .............................   $  1,783,541    $  7,710,771    $ 17,267,388    $  6,428,191    $    588,476
                                                     ============    ============    ============    ============    ============

        See accompanying notes to financial statements on pages 54 - 57.
50
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                                                                              51

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        MONEY MARKET                    U.S. GOVERNMENT
                                                                           FUND                         SECURITIES FUND
                                                              ------------------------------    ------------------------------
                                                               SIX MONTHS                        SIX MONTHS
                                                                  ENDED                             ENDED
                                                              SEPTEMBER 30,     YEAR ENDED      SEPTEMBER 30,     YEAR ENDED
                                                                   2001          MARCH 31,           2001          MARCH 31,
                                                               (UNAUDITED)         2001          (UNAUDITED)          2001
                                                              -------------    -------------    -------------    -------------
OPERATIONS:
    Net investment income .................................   $   1,783,541    $   8,835,560    $   4,642,600    $   8,988,547
    Net realized gain (loss) on investments ...............              --               --          190,928          522,956
    Net change in unrealized appreciation
      (depreciation) of investments .......................              --               --        2,877,243        4,569,555
                                                              -------------    -------------    -------------    -------------

      Net increase (decrease) in net assets resulting
         from operations ..................................       1,783,541        8,835,560        7,710,771       14,081,058
                                                              -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income .................................      (1,783,541)      (8,835,560)      (4,643,766)      (8,988,547)
    Net realized gains on investments .....................              --               --               --               --
                                                              -------------    -------------    -------------    -------------

      Total distributions .................................      (1,783,541)      (8,835,560)      (4,643,766)      (8,988,547)
                                                              -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold .............................     328,080,287      705,325,410       68,028,461       87,906,007
    Reinvested distributions ..............................       1,231,018        3,399,325        4,519,908        7,768,992
    Payments for shares redeemed ..........................    (341,744,477)    (749,116,614)     (34,169,545)     (82,252,182)
                                                              -------------    -------------    -------------    -------------

      Increase (decrease) in net assets from
        capital share transactions ........................     (12,433,172)     (40,391,879)      38,378,824       13,422,817
                                                              -------------    -------------    -------------    -------------

        Total increase (decrease) in net assets ...........     (12,433,172)     (40,391,879)      41,445,829       18,515,328
NET ASSETS
    Beginning of period ...................................     110,505,111      150,896,990      154,355,900      135,840,572
                                                              -------------    -------------    -------------    -------------
    End of period .........................................   $  98,071,939    $ 110,505,111    $ 195,801,729    $ 154,355,900
                                                              =============    =============    =============    =============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus) ...............   $  98,071,939    $ 110,505,111    $ 192,986,340    $ 154,607,516
    Undistributed (distributions in excess of) net
      investment income ...................................              --               --               --            1,166
    Accumulated net realized gain (loss) from
      security transactions ...............................              --               --       (2,582,913)      (2,773,841)
    Unrealized appreciation (depreciation)
      on investments ......................................              --               --        5,398,302        2,521,059
                                                              -------------    -------------    -------------    -------------

                                                              $  98,071,939    $ 110,505,111    $ 195,801,729    $ 154,355,900
                                                              =============    =============    =============    =============

CAPITAL TRANSACTIONS IN SHARES:
    Sold ..................................................     328,080,287      705,325,410        6,375,659        8,481,193
    Reinvested distributions ..............................       1,231,018        3,399,325          425,189          752,059
    Redeemed ..............................................    (341,744,477)    (749,116,653)      (3,219,274)      (7,950,066)
                                                              -------------    -------------    -------------    -------------

Net increase (decrease) ...................................     (12,433,172)     (40,391,918)       3,581,574        1,283,186
                                                              =============    =============    =============    =============

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
            TAX-FREE                    MINNESOTA TAX-FREE                       BOND
          INCOME FUND                      INCOME FUND                           FUND
-----------------------------     ------------------------------    ------------------------------
  SIX MONTHS                       SIX MONTHS                        SIX MONTHS
    ENDED                             ENDED                            ENDED
SEPTEMBER 30,      YEAR ENDED     SEPTEMBER 30,     YEAR ENDED      SEPTEMBER 30,     YEAR ENDED
    2001            MARCH 31,         2001           MARCH 31,          2001           MARCH 31,
 (UNAUDITED)          2001         (UNAUDITED)          2001        (UNAUDITED)          2001
-------------    -------------    -------------    -------------    -------------    -------------

$  11,658,264    $  27,735,578    $   4,341,236    $   8,934,818    $     440,214    $     859,816
   (5,637,251)      (8,064,871)        (559,001)        (912,066)         (86,098)          26,227

   11,246,375       25,528,464        2,645,956        5,730,445          234,360          475,627
-------------    -------------    -------------    -------------    -------------    -------------


   17,267,388       45,199,171        6,428,191       13,753,197          588,476        1,361,670
-------------    -------------    -------------    -------------    -------------    -------------

  (11,666,307)     (27,735,578)      (4,341,236)      (8,934,818)        (440,214)        (858,644)
           --               --               --               --               --               --
-------------    -------------    -------------    -------------    -------------    -------------

  (11,666,307)     (27,735,578)      (4,341,236)      (8,934,818)        (440,214)        (858,644)
-------------    -------------    -------------    -------------    -------------    -------------

   67,814,380      129,339,643       32,353,073       67,132,605        1,213,883        3,373,014
   10,255,860       21,827,773        3,590,275        6,755,125          428,589          738,688
 (121,837,647)    (248,995,454)     (36,203,828)     (70,429,434)      (1,033,981)      (3,495,218)
-------------    -------------    -------------    -------------    -------------    -------------


  (43,767,407)     (97,828,038)        (260,480)       3,458,296          608,491          616,484
-------------    -------------    -------------    -------------    -------------    -------------

  (38,166,326)     (80,364,445)       1,826,475        8,276,675          756,753        1,119,510

  502,184,339      582,548,784      181,182,054      172,905,379       13,281,489       12,161,979
-------------    -------------    -------------    -------------    -------------    -------------
$ 464,018,013    $ 502,184,339    $ 183,008,529    $ 181,182,054    $  14,038,242    $  13,281,489
=============    =============    =============    =============    =============    =============

$ 489,567,759    $ 533,335,166    $ 190,356,703    $ 190,617,183    $  14,071,893    $  13,463,402

           --            8,043               --               --               --               --

  (24,445,625)     (18,808,374)      (5,305,014)      (4,746,013)        (587,111)        (501,013)

   (1,104,121)     (12,350,496)      (2,043,160)      (4,689,116)         553,460          319,100
-------------    -------------    -------------    -------------    -------------    -------------

$ 464,018,013    $ 502,184,339    $ 183,008,529    $ 181,182,054    $  14,038,242    $  13,281,489
=============    =============    =============    =============    =============    =============


    6,847,130       13,376,296        3,227,388        6,823,946          124,020          355,714
    1,036,553        2,260,285          358,588          688,320           44,010           77,800
  (12,313,278)     (25,797,669)      (3,618,767)      (7,183,206)        (106,703)        (367,999)
-------------    -------------    -------------    -------------    -------------    -------------

   (4,429,595)     (10,161,088)         (32,791)         329,060           61,327           65,515
=============    =============    =============    =============    =============    =============

        See accompanying notes to financial statements on pages 54 - 57.

SIT MUTUAL FUNDS
SIX MONTHS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Bond Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:

      ----------------------- --------------------------------------------------
               FUND                        INVESTMENT OBJECTIVES
      ----------------------- --------------------------------------------------
            Money Market       Maximum current income with the preservation of
                               capital and maintenance of liquidity.
      ----------------------- --------------------------------------------------
          U.S. Government      High current income and safety of principal.
            Securities
      ----------------------- --------------------------------------------------
          Tax-Free Income      High level of current income that is exempt from
                               federal income tax, consistent with the
                               preservation of capital.
      ----------------------- --------------------------------------------------
             Minnesota         High level of current income that is exempt from
          Tax-Free Income      federal income tax and Minnesota regular personal
                               income tax, consistent with the preservation of
                               capital.
      ----------------------- --------------------------------------------------
              Bond             Maximize total return, consistent with the
                               preservation of capital.
      ----------------------- --------------------------------------------------

      Significant accounting policies followed by the Funds are summarized below:

      INVESTMENTS IN SECURITIES

      Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price supplied by an independent pricing vendor based on current interest rates and other market factors; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Boards of Directors. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

      Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium

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      and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Interest Income and are generated from the underlying investments.

      Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery, and the Fund maintains, in a segregated account with its custodian, assets with a market value greater than the amount of its purchase commitments. As of September 30, 2001, the Tax-Free Income Fund had entered into when-issued or forward commitments of $2,043,667.

      The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

      FEDERAL TAXES

      The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

      Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

      For federal income tax purposes the Minnesota Tax-Free Income, Tax-Free Income, Bond , and U.S. Government Securities Income Funds have capital loss carryovers of $4,744,962, $18,785,504, $500,947, and $2,773,841,
      respectively at March 31, 2001, which, if not offset by subsequent capital gains, will begin to expire in the years 2004 - 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

      DISTRIBUTIONS

      Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

SIT MUTUAL FUNDS
SIX MONTHS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


      USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)   INVESTMENT SECURITY TRANSACTIONS

      Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended September 30, 2001, were as follows:

                                            Purchases($)    Proceeds($)
                                            ------------    -----------
      U.S. Government Securities Fund        70,382,646      40,129,547
      Tax-Free Income Fund                   90,931,682     161,697,495
      Minnesota Tax-Free Income Fund         16,555,865      27,105,534
      Bond Fund                               5,618,449       5,454,615

      For Money Market Fund during the period ended September 30, 2001 purchases of and proceeds from sales and maturities of investment securities aggregated $1,435,835,325 and $1,442,411,000, respectively.

(3)   EXPENSES

      INVESTMENT ADVISER

      The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of Money Market, U.S. Government Securities, Bond, Tax-Free Income, and Minnesota Tax Free Income Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                                       Average
                                                        Daily
                                                      Net Assets
                                                      ----------
      Bond Fund                                         .80%
      Tax-Free Income Fund                              .80%
      Minnesota Tax-Free Income Fund                    .80%

----------------------------------------------------------------------- [LOGO]

                                                 First           Over
                                             $50 Million     $50 Million
                                             -----------     -----------
      Money Market Fund                          .80%            .60%
      U.S. Government Securities Fund           1.00%            .80%


      For the period October 1, 1993, through December 31, 2002, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund's average daily net assets in excess of $250 million and .60% of the Fund's average daily net assets in excess of $500 million. After December 31, 2002, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

      For the period October 1, 1993, through December 31, 2002, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively of the Fund's average daily net assets. After December 31, 2002, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

      As of September 30, 2001, the Bond Fund had invested $495,000 in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

      TRANSACTIONS WITH AFFILIATES

      The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of September 30, 2001:

                                                                 % Shares
                                                   Shares       Outstanding
                                                   ------       -----------
                          Money Market Fund      46,581,190        47.5
            U.S. Government Securities Fund         180,344         1.0
                       Tax-Free Income Fund       1,546,082         3.3
             Minnesota Tax-Free Income Fund         573,676         3.2
                                  Bond Fund         162,735        11.5

(4)   FINANCIAL HIGHLIGHTS

      Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated on pages 58 through 62.

SIT MONEY MARKET FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                     Six months
                                                        ended
                                                    September 30,                       Years Ended March 31,
                                                         2001       -----------------------------------------------------------
                                                     (Unaudited)          2001           2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                 $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                   0.02           0.06           0.05           0.05           0.05
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                                      0.02           0.06           0.05           0.05           0.05
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                             (0.02)         (0.06)         (0.05)         (0.05)         (0.05)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
-------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                1.82%          6.00%          5.05%          4.99%          5.29%
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)            $ 98,072       $110,505       $150,897       $ 61,442       $ 43,111

RATIOS:
   Expenses to average daily net assets                    0.50%(2)       0.50%(2)       0.50%(2)       0.50%(2)       0.50%(2)
   Net investment income to average daily net assets       3.66%(2)       5.88%(2)       5.05%(2)       4.84%(2)       5.12%(2)

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended September 30, 2001 are adjusted to an annual rate.
     Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the period ended September 30, 2001 and the years ended March 31, 2001, 2000, 1999, and 1998, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .70%, .67%, .71%, .80%, and .80% for each of these periods and the ratio of net investment income to average daily net assets would have been 3.46%, 5.71%, 4.84%, 4.54%, and 4.82%, respectively.

SIT U.S. GOVERNMENT SECURITIES FUND
----------------------------------------------------------------------- [LOGO]
FINANCIAL HIGHLIGHTS


                                                         Six months
                                                            ended
                                                        September 30,                       Years Ended March 31,
                                                             2001       -----------------------------------------------------------
                                                         (Unaudited)          2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                     $  10.59       $  10.22       $  10.51       $  10.63       $  10.28
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                        .30            .65            .59            .54            .63
   Net realized and unrealized gains
     (losses) on investments                                    .20            .37           (.29)          (.01)           .35
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           .50           1.02            .30            .53            .98
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                  (.30)          (.65)          (.59)          (.54)          (.63)
   From realized gains                                           --             --             --           (.11)            --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.30)          (.65)          (.59)          (.65)          (.63)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                           $  10.79       $  10.59       $  10.22       $  10.51       $  10.63
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    4.82%         10.34%          2.92%          5.05%          9.70%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $195,802       $154,356       $135,841       $159,330       $103,868

RATIOS:
   Expenses to average daily net assets                        0.80%(2)       0.80%(2)       0.80%(2)       0.80%(2)       0.80%(2)
   Net investment income to average daily net assets           5.67%(2)       6.30%(2)       5.66%(2)       5.06%(2)       5.93%(2)
Portfolio turnover rate (excluding short-term securities)     25.30%         55.53%         98.17%         86.16%         50.67%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended September 30, 2001 are adjusted to an annual rate.
     Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets for Fund net assets exceeding $50 million. However, during the period ended September 30, 2001 and the years ended March 31, 2001, 2000, 1999, and 1998, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .86%, .87%, .86%, .87%, and .91% for each of these periods and the ratio of net investment income to average daily net assets would have been 5.61%, 6.23%, 5.60%, 4.99%, and 5.82%, respectively.

SIT TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                         Six months
                                                           ended
                                                        September 30,                       Years Ended March 31,
                                                            2001        -----------------------------------------------------------
                                                         (Unaudited)          2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                     $   9.90       $   9.57       $  10.39       $  10.41       $   9.98
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                        .24            .51            .51            .51            .54
   Net realized and unrealized gains
     (losses) on investments                                    .13            .33           (.82)           .03            .50
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           .37            .84           (.31)           .54           1.04
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                  (.24)          (.51)          (.51)          (.51)          (.54)
   From realized gains                                           --             --             --           (.05)          (.07)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.24)          (.51)          (.51)          (.56)          (.61)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                           $  10.03       $   9.90       $   9.57       $  10.39       $  10.41
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    3.83%          9.02%         (2.98%)         5.30%         10.69%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $464,018       $502,184       $582,549       $895,353       $519,579

RATIOS:
   Expenses to average daily net assets                        0.75%(2)       0.74%(2)       0.70%(2)       0.71%(2)       0.76%(2)
   Net investment income to average daily net assets           4.93%(2)       5.27%(2)       5.15%(2)       4.90%(2)       5.29%(2)
Portfolio turnover rate (excluding short-term securities)     19.82%         12.14%         24.72%         14.27%         21.40%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended September 30, 2001 are adjusted to an annual rate.
     Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the period ended September 30, 2001 and the years ended March 31, 2001, 2000, 1999, and 1998, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for these periods, and the ratio of net investment income to average daily net assets would have been 4.88%, 5.21%, 5.05%, 4.81%, and 5.25%, respectively.

SIT MINNESOTA TAX-FREE INCOME FUND
----------------------------------------------------------------------- [LOGO]
FINANCIAL HIGHLIGHTS


                                                          Six months
                                                            ended
                                                         September 30,                     Years Ended March 31,
                                                             2001       ------------------------------------------------------
                                                          (Unaudited)           2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                      $  10.01        $   9.73     $  10.55     $  10.49     $  10.14
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                         .25             .52          .52          .51          .55
   Net realized and unrealized gains
     (losses) on investments                                     .12             .28         (.82)         .06          .35
------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            .37             .80         (.30)         .57          .90
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                   (.25)           (.52)        (.52)        (.51)        (.55)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                            $  10.13        $  10.01     $   9.73     $  10.55     $  10.49
------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     3.72%           8.43%       (2.84%)       5.58%        9.07%
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $183,009        $181,182     $172,905     $271,275     $143,634

RATIOS:
   Expenses to average daily net assets                         0.80%(2)        0.80%        0.80%        0.80%        0.80%
   Net investment income to average daily net assets            4.95%(2)        5.27%        5.16%        4.83%        5.32%
Portfolio turnover rate (excluding short-term securities)      10.09%          14.59%       18.50%       13.67%       17.58%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Adjusted to an annual rate.

SIT BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                             Six months
                                                                ended
                                                            September 30,                   Years Ended March 31,
                                                                 2001       ----------------------------------------------------
                                                             (Unaudited)         2001         2000         1999           1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                            $9.80         $9.43        $9.95       $10.03          $9.62
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                            .32           .64          .58          .54            .63
   Net realized and unrealized gains
     (losses) on investments                                        .11           .37         (.50)        (.02)           .43
--------------------------------------------------------------------------------------------------------------------------------
Total from operations                                               .43          1.01          .08          .52           1.06
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                      (.32)         (.64)        (.58)        (.54)          (.63)
   From realized gains                                              ---           ---         (.02)        (.06)          (.02)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (.32)         (.64)        (.60)        (.60)          (.65)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                                  $9.91         $9.80        $9.43        $9.95         $10.03
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                       4.52%        11.18%        0.93%        5.30%         11.22%
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                     $14,038       $13,281      $12,162      $11,920        $10,706

RATIOS:
   Expenses to average daily net assets                           0.80%(2)     0.80%        0.80%        0.80%          0.80%
   Net investment income to average daily net assets              6.64%(2)     6.79%        6.06%        5.34%          6.31%
Portfolio turnover rate (excluding short-term securities)        42.32%        89.65%      131.67%       89.29%         76.15%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Adjusted to an annual rate.

----------------------------------------------------------------------- [LOGO]


Directors:
                     Eugene C. Sit, CFA
                     Peter L. Mitchelson, CFA
                     Michael C. Brilley
                     John E. Hulse
                     Sidney L. Jones
                     Donald W. Phillips
                     William E. Frenzel

Director Emeritus:
                     Melvin C. Bahle

Bond Funds Officers:
                     Eugene C. Sit, CFA          Chairman
                     Peter L. Mitchelson, CFA    Vice Chairman
                     Roger J. Sit                Executive Vice President
                     Michael C. Brilley          Senior Vice President
                     Debra A. Sit, CFA           Vice President - Investments
                     Bryce A. Doty, CFA(1)       Vice President - Investments
                     Paul J. Jungquist, CFA(2)   Vice President - Investments
                     Michael P. Eckert           Vice President - Institutional
                                                       Client Group
                     Shelley Shutes              Vice President - Shareholder
                                                       Services
                     Michael J. Radmer           Secretary
                     Paul E. Rasmussen           Vice President & Treasurer
                     Carla J. Rose               Vice President - Assistant
                                                       Secretary & Assistant
                                                       Treasurer
                     Kelly K. Boston             Assistant Secretary & Assistant
                                                       Treasurer


(1) Bond and U.S. Government Securities Funds only.
(2) Money Market Fund and Minnesota Tax-Free Income Fund only.

  [LOGO] -----------------------------------------------------------------------


                         A LOOK AT THE SIT MUTUAL FUNDS

   Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $7.1 billion for some of America's largest corporations, foundations and endowments.

   Sit Mutual Funds are comprised of twelve NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

   Sit Mutual Funds offer:
        *  Free telephone exchange
        *  Dollar-cost averaging through an automatic investment plan
        *  Electronic transfer for purchases and redemptions
        *  Free check writing privileges on bond funds
        *  Retirement accounts including IRAs and 401(k) plans


                               SIT FAMILY OF FUNDS

                                     [CHART]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION       APPRECIATION
                                         AND INCOME


MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                  TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                              GROWTH

SEMI-ANNUAL REPORT BOND FUNDS

SIX MONTHS ENDED SEPTEMBER 30, 2001


INVESTMENT ADVISER

Sit Investment Associates, Inc.
90 South Seventh Street
Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


DISTRIBUTOR

SIA Securities Corp.
90 South Seventh Street
Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. Box 5166
Westboro, MA 01581-5166


AUDITORS

KPMG LLP
90 South Seventh Street
Suite 4200
Minneapolis, MN 55402


LEGAL COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, MN 55402


                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS